The latest report from your
Fund's management team

SEMIANNUAL REPORT

Intermediate Government Fund

NOVEMBER 30, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



DIRECTORS
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end November in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -36.06% year to date through November.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 17.16% year to date through November.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Intermediate Government Fund. Caption below reads "Portfolio managers Barry Evans and Dawn Baillie."]

John Hancock Intermediate Government Fund

Government bonds rally as economy slows and interest rates stabilize

Government bond investors liked what they saw during the six months ended November 30, 2000. For starters, the Federal Reserve's many efforts to slow the U.S. economy by raising short-term interest rates finally began to take effect. Manufacturing activity and new home building began to slow in the second half of the year, while gross domestic product -- a measure of the total output of goods and services in the United States -- grew only 2.4% in the third quarter, roughly half of what it had been in the second quarter. Signs that economic growth was slowing tempered inflation concerns, a plus for bond investors who worry that rising inflation will erode the value of their fixed interest payments. In addition, interest rates stabilized with the Federal funds rate -- the interest rate that banks charge each other for overnight loans -- staying at 6.5% throughout the summer and fall. Anticipation that the Fed's next move would be to reverse course and lower short-term interest rates caused bond yields to fall and bond prices to rise.

"Growing
demand
combined with
a reduction
in supply
further fueled
Treasury bond
prices."

Stocks and corporate bonds collapse

The stock market remained volatile throughout the period with the technology-heavy NASDAQ Composite Index tumbling 50% between March and November. As more companies began issuing profit warnings during the fall, stocks posted sharp declines. Corporate bonds, which typically follow the stock market, also weakened considerably as some issuers defaulted on payments to bond holders and worries mounted that more would follow. With the corporate bond market in turmoil, mutual funds and other large institutional buyers began searching for alternate investments. Many shifted into government agency securities and mortgage bonds -- high-quality investments with a slight yield advantage over Treasuries. Uncertainty surrounding the presidential election made safe-haven sectors like government bonds also seem attractive. Meanwhile, the government continued to buy back longer-dated Treasury issues with 20-year average maturities and coupons (or stated interest rates) higher than prevailing rates. Growing demand combined with a reduction in supply further fueled Treasury bond prices.

"The bond
market hand
ily beat the
stock market
for the six
months
ended
November
30, 2000..."

[Pie chart at top left hand column with heading "Portfolio
Diversification." The chart is divided into three sections (from top to left): Short-Term & Other 6%, U.S. Government 42% and U.S. Agencies 52%. A note below the chart reads "As a percentage of net assets on November 30, 2000."]

Bonds outpace stocks

The bond market handily beat the stock market for the six months ended November 30, 2000, as investors favored higher quality and shorter-term, more liquid investments. The best performers turned out to be agencies -- non-mortgage bonds issued by U.S. government agencies like the Federal National Government Association, Federal Home Loan Mortgage Corporation and Government National Mortgage Association. This sector produced an 8.17% return for the six months ended November 30, 2000, according to the Lehman Brothers Agency Index. Mortgage bonds came in a close second with a return of 7.75%, as measured by the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index. And Treasuries weren't far behind with a 7.50% return, as tracked by the Lehman Brothers Treasury Index. Investors especially favored short-term Treasury bonds with maturities of five years or less. During this same period, the Standard & Poor's 500 Index declined 6.92%.

Fund benefits from spread

Fortunately, John Hancock Intermediate Government Fund had a healthy stake in high-quality spread products -- bonds with a yield advantage over Treasuries -- as well as shorter-maturity Treasuries. This allowed the Fund's Class A, Class B and Class C shares to generate total returns of 6.99%, 6.60% and 6.59%, respectively, at net asset value. By comparison, the average intermediate-term government fund returned 6.93% during the same time period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Apart from Treasuries, the Fund's biggest investment -- nearly 40% of assets - was in the mortgage sector. We made few changes in this area, but stayed focused on mortgage bonds with the least susceptibility to changes in interest rates -- namely those with current coupons of around 6.5% or 7%. These bonds provided a good source of income for the Fund and did well as demand increased. The Fund also had a sizable stake in non-mortgage agency bonds. These bonds did so well toward the end of the period that we decided to take profits, substantially reducing our position. In their place, we bought Treasuries with maturities of less than one year. We kept about one-third of the Fund's total assets in Treasuries with maturities greater than one year and maintained a slightly longer-than-average duration. Duration measures how sensitive a bond is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. The Fund's slightly long duration helped performance as bond yields began falling.


[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.99% total return for John Hancock Intermediate Government Fund Class A. The second bar represents the 6.60% total return for John Hancock Intermediate Government Fund Class B. The third bar represents the 6.59% total return for John Hancock Intermediate Government Class C. The fourth bar represents the 6.93% total return for Average intermediate-term U.S. government fund. A note below the chart reads "Total returns for John Hancock Intermediate Government Fund are at net asset value with all distributions reinvested. The average intermediate-term U.S. government fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]

A look ahead

While we expect economic growth to continue slowing, we'll be waiting for confirmation from fourth-quarter activity. Especially telling will be fourth-quarter retail sales numbers, which reflect holiday buying and typically account for the biggest portion of the sector's revenues for the year. In addition, we'll be watching fourth-quarter GDP figures to see how they compare to the previous quarter and year. Finally, consumer confidence will be an important indicator of where the economy is headed. Most people think the Fed will lower, or ease, short-term interest rates in 2001, which would definitely give a boost to bond prices. We think when and if this happens will depend in part on the fourth-quarter numbers, as well as the stock market. If the economy continues to slow and stocks continue to sink, the Fed will be more likely to ease. But first the Fed will have to declare itself neutral on interest rates, compared with its current bias of tightening, or raising, rates. We anticipate few changes until the Fed moves into this neutral position, at which point we would lengthen the Fund's duration to prepare for falling interest rates.

"Most people
think the Fed
will lower...
short-term
interest rates
in 2001..."


--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended November 30, 2000
                                                                         SINCE
                                            SIX      ONE     FIVE    INCEPTION
                                         MONTHS     YEAR    YEARS   (12/31/91)
                                          -----    -----    -----        -----
Cumulative Total Returns                  3.82%    5.21%   29.09%       57.58%
Average Annual Total Returns(1)              --    5.21%    5.24%        5.23%

CLASS B
For the period ended November 30, 2000
                                                                         SINCE
                                            SIX      ONE     FIVE    INCEPTION
                                         MONTHS     YEAR    YEARS   (12/31/91)
                                          -----    -----    -----    --------
Cumulative Total Returns                  3.60%    4.67%   28.40%      52.79%
Average Annual Total Returns(1)              --    4.67%    5.13%       4.87%

CLASS C
For the period ended November 30, 2000
                                                                         SINCE
                                            SIX      ONE             INCEPTION
                                         MONTHS     YEAR              (4/1/99)
                                          -----    -----             --------
Cumulative Total Returns                  4.57%    5.65%                6.62%
Average Annual Total Returns                 --    5.65%                3.92%


YIELDS
As of November 30, 2000
                                                                   SEC 30-DAY
                                                                        YIELD
                                                                   ----------
John Hancock Intermediate Government Fund: Class A                      5.20%
John Hancock Intermediate Government Fund: Class B                      4.67%
John Hancock Intermediate Government Fund: Class C                      4.57%

Notes to Performance

(1) Prior to December 5, 1997, the Adviser had agreed to limit the Fund's expenses, including its management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Without the reduction of expenses, the average annual total returns for the five-year and since-inception periods would have been 5.07% and 4.89%, respectively, for Class A shares and 4.96% and 4.53%, respectively, for Class B shares.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and with dollar-weighted average maturities of five to ten years. The Lehman Brothers Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. government agency bonds. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Intermediate Government Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $18,222 as of November 30, 2000. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $16,650 as of November 30, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $16,239 as of November 30, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $15,752 as of November 30, 2000.

Line chart with the heading John Hancock Intermediate Government Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $18,222 as of November 30, 2000. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $16,650 as of November 30, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $15,278 as of November 30, 2000.

Line chart with the heading John Hancock Intermediate Government Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $11,012 as of November 30, 2000. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $10,836 as of November 30, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on April 1, 1999, before sales charge, and is equal to $10,772 as of November 30, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $10,664 as of November 30, 2000.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

John Hancock Funds -- Intermediate Government Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value - Note C:
U.S. government and agencies securities
(cost - $162,824,887)                             $160,670,729
Joint repurchase agreement (cost -
$7,843,000)                                          7,843,000
Corporate savings account                                  718
                                             -----------------
                                                   168,514,447
Receivable for investments sold                            325
Receivable for shares sold                             108,657
Interest receivable                                  1,482,462
Other assets                                            42,433
                                             -----------------
Total Assets                                       170,148,324
                                             -----------------
Liabilities:
Payable for shares redeemed                             79,152
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                113,956
Accounts payable and accrued expenses                  117,616
                                             -----------------
Total Liabilities                                      310,724
                                             -----------------
Net Assets:
Capital paid-in                                    192,614,528
Accumulated net realized loss on
investments                                        (20,635,582)
Net unrealized depreciation of
investments                                         (2,154,158)
Undistributed net investment income                     12,812
                                             -----------------
Net Assets                                        $169,837,600
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
- unlimited number of shares
authorized with no par value)
Class A - $142,898,000/15,020,048                        $9.51
==============================================================
Class B - $25,355,209/2,665,093                          $9.51
==============================================================
Class C - $1,584,391/166,536                             $9.51
==============================================================
Maximum Offering Price Per Share
Class A* - $9.51/97%                                     $9.80
==============================================================
Class C - $9.51/99%                                      $9.61
==============================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $809)                          $6,252,313

Expenses:
Investment management fee - Note B                     331,412
Distribution and service fee - Note B
Class A                                                174,612
Class B                                                124,350
Class C                                                  4,718
Transfer agent fee - Note B                            244,392
Registration and filing fees                            31,373
Custodian fee                                           30,668
Auditing fee                                            17,047
Accounting and legal services fee -
Note B                                                  15,999
Printing                                                10,097
Miscellaneous                                            4,651
Trustees' fees                                           5,242
Legal fees                                               1,169
                                             -----------------
Total Expenses                                         995,730
                                             -----------------
Net Investment Income                                5,256,583
                                             -----------------
Realized and Unrealized Loss on Investments
Net realized loss on investments sold                 (935,855)
Change in net unrealized appreciation
(depreciation) of investments                        6,901,553
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                          5,965,698
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $11,222,281
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                               YEAR ENDED     NOVEMBER 30, 2000
                                             MAY 31, 2000           (UNAUDITED)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                         $11,300,536            $5,256,583
Net realized loss on investments
sold and financial futures
contracts                                      (3,931,691)             (935,855)
Change in net unrealized
appreciation (depreciation) of
investments                                    (3,891,938)            6,901,553
                                        -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                       3,476,907            11,222,281
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.5724 and $0.3035
per share, respectively)                       (9,306,556)           (4,508,840)
Class B - ($0.5028 and $0.2687
per share, respectively)                       (1,971,610)             (718,595)
Class C** - ($0.5013 and $0.2683
per share, respectively)                          (22,370)              (26,771)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (11,300,536)           (5,254,206)
                                        -----------------     -----------------
From Fund Share Transactions -
Net: *                                        (40,241,503)           (1,012,484)
                                        -----------------     -----------------
Net Assets:
Beginning of period                           212,947,141           164,882,009
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $10,435 and $12,812,
respectively)                                $164,882,009          $169,837,600
                                        =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                                               SIX MONTHS ENDED
                                                       YEAR ENDED                              NOVEMBER 30, 2000
                                                      MAY 31, 2000                                (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     3,195,433           $29,781,751             2,162,168           $20,277,635
Shares reinvested                                 824,709             7,669,902               399,334             3,745,430
                                        -----------------     -----------------     -----------------     -----------------
                                                4,020,142            37,451,653             2,561,502            24,023,065
Less shares repurchased                        (6,670,632)          (62,107,787)           (2,570,897)          (24,063,158)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (2,650,490)         ($24,656,134)               (9,395)             ($40,093)
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     2,707,694           $25,330,710               743,867            $6,989,919
Shares reinvested                                 111,142             1,034,073                36,037               339,059
                                        -----------------     -----------------     -----------------     -----------------
                                                2,818,836            26,364,783               779,904             7,328,978
Less shares repurchased                        (4,546,770)          (42,375,068)           (1,004,430)           (9,409,253)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (1,727,934)         ($16,010,285)             (224,526)          ($2,080,275)
                                        =================     =================     =================     =================
CLASS C**
Shares sold                                       151,537            $1,412,098               123,660            $1,157,435
Shares reinvested                                   1,963                17,867                 1,884                17,699
                                        -----------------     -----------------     -----------------     -----------------
                                                  153,500             1,429,965               125,544             1,175,134
Less shares repurchased                          (108,181)           (1,005,049)               (7,260)              (67,250)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       45,319              $424,916               118,284            $1,107,884
                                        =================     =================     =================     =================

** Class C shares began operations on April 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------------
                              YEAR ENDED MARCH 31,                                     YEAR ENDED MAY 31,          SIX MONTHS ENDED
                           ---------------------------   PERIOD ENDED      -------------------------------------  NOVEMBER 30, 2000
                              1996             1997     MAY 31, 1997(1)       1998          1999          2000          (UNAUDITED)
                           ----------       ----------  ---------------    ----------    ----------     --------   ---------------
CLASS A
Per Share
Operating Performance
Net Asset Value,
Beginning of Period             $9.79            $9.69           $9.37          $9.46         $9.72        $9.55          $9.18
                             --------         --------        --------       --------      --------     --------       --------
Net Investment Income            0.62             0.67            0.11(2)        0.62(2)       0.59(2)      0.57(2)        0.30(2)
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                       (0.08)           (0.25)           0.09           0.26         (0.17)       (0.37)          0.33
                             --------         --------        --------       --------      --------     --------       --------
Total from Investment
Operations                       0.54             0.42            0.20           0.88          0.42         0.20           0.63
                             --------         --------        --------       --------      --------     --------       --------
Less Distributions:
Dividends from Net
Investment Income               (0.64)           (0.66)          (0.11)         (0.62)        (0.59)       (0.57)         (0.30)
Distributions from Net
Realized Gain on
Investments Sold                   --            (0.08)             --             --            --           --             --
                             --------         --------        --------       --------      --------     --------       --------
Total Distributions             (0.64)           (0.74)          (0.11)         (0.62)        (0.59)       (0.57)         (0.30)
                             --------         --------        --------       --------      --------     --------       --------
Net Asset Value,
End of Period                   $9.69            $9.37           $9.46          $9.72         $9.55        $9.18          $9.51
                             ========         ========        ========       ========      ========     ========       ========
Total Investment
Return(3)                       5.60%(4)         4.56%(4)        2.13%(4,5)     9.56%(4)      4.33%        2.22%          6.99%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                $29,024          $22,043         $22,755       $163,358      $168,826     $137,922       $142,898
Ratio of Expenses to Average
Net Assets(6)                   0.75%            0.75%           0.75%(7)       1.09%         1.03%        1.07%          1.09%(7)
Ratio of Adjusted Expenses
to Average Net Assets(6,8)      1.45%            1.12%           1.92%(7)       1.16%            --           --             --
Ratio of Net Investment
Income to Average Net
Assets                          6.49%            6.99%           7.07%(7)       6.43%         6.03%        6.08%          6.48%(7)
Portfolio Turnover Rate          423%(9)          427%             77%           250%(9)       267%         300%            73%

See notes to financial statements.



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                               YEAR ENDED MARCH 31,                                    YEAR ENDED MAY 31,         SIX MONTHS ENDED
                            ---------------------------     PERIOD ENDED  -------------------------------------  NOVEMBER 30, 2000
                               1996           1997       MAY 31, 1997(1)     1998          1999          2000          (UNAUDITED)
                            ----------    ----------    ---------------   ----------    ----------     --------  -----------------
CLASS B
Per Share
Operating Performance
Net Asset Value,
Beginning of Period              $9.79         $9.69              $9.37        $9.46         $9.72        $9.55             $9.18
                              --------      --------           --------     --------      --------     --------          --------
Net Investment Income             0.57          0.60               0.10(2)      0.55(2)       0.52(2)      0.50(2)           0.26(2)
Net Realized and Unrealized
Gain (Loss) on Investments
and Financial Futures
Contracts                        (0.10)        (0.24)              0.09         0.26         (0.17)       (0.37)             0.34
                              --------      --------           --------     --------      --------     --------          --------
Total from Investment
Operations                        0.47          0.36               0.19         0.81          0.35         0.13              0.60
                              --------      --------           --------     --------      --------     --------          --------
Less Distributions:
Dividends from Net
Investment Income                (0.57)        (0.60)             (0.10)       (0.55)        (0.52)       (0.50)            (0.27)
Distributions from Net
Realized Gain on
Investments Sold                    --         (0.08)                --           --            --           --                --
                              --------      --------           --------     --------      --------     --------          --------
Total Distributions              (0.57)        (0.68)             (0.10)       (0.55)        (0.52)       (0.50)            (0.27)
                              --------      --------           --------     --------      --------     --------          --------
Net Asset Value, End of
Period                           $9.69         $9.37              $9.46        $9.72         $9.55        $9.18             $9.51
                              ========      ========           ========     ========      ========     ========          ========
Total Investment
Return(3)                        4.92%(4)      3.84%(4)           2.01%(4,5)   8.74%(4)      3.57%        1.46%             6.60%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                  $8,532        $6,779             $6,451      $19,113       $44,093      $26,517           $25,355
Ratio of Expenses to Average
Net Assets(6)                    1.40%         1.43%              1.50%(7)     1.84%         1.77%        1.81%             1.83%(7)
Ratio of Adjusted Expenses
to Average Net Assets(6,8)       2.10%         1.80%              2.67%(7)     1.91%            --           --                --
Ratio of Net Investment
Income to Average Net
Assets                           5.80%         6.30%              6.04%(7)     5.66%         5.30%        5.34%             5.73%(7)
Portfolio Turnover Rate           423%(9)       427%                77%         250%(9)       267%         300%               73%

See notes to financial statements.




Financial Highlights (continued)
---------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED
                                                  PERIOD ENDED        YEAR ENDED  NOVEMBER 30, 2000
                                              MAY 31, 1999(10)      MAY 31, 2000        (UNAUDITED)
                                              ----------------     -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                                $9.66             $9.55             $9.18
                                                 -------------     -------------     -------------
Net Investment Income(2)                                  0.07              0.50              0.26
Net Realized and Unrealized
Loss on Investments and
Financial Futures Contracts                              (0.11)            (0.37)             0.34
                                                 -------------     -------------     -------------
Total from Investment
Operations                                               (0.04)             0.13              0.60
                                                 -------------     -------------     -------------
Less Distributions:

Dividends from Net
Investment Income                                        (0.07)            (0.50)            (0.27)
                                                 -------------     -------------     -------------
Net Asset Value, End of
Period                                                   $9.55             $9.18             $9.51
                                                 =============     =============     =============
Total Investment Return(3)                              (0.38%)(5)         1.44%             6.59%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                             $28              $443            $1,584
Ratio of Expenses to Average
Net Assets                                               1.77%(7)          1.82%             1.84%(7)
Ratio of Net Investment
Income to Average Net
Assets                                                   5.30%(7)          5.33%             5.73%(7)
Portfolio Turnover Rate                                   267%              300%               73%

(1) Effective May 31, 1997, the fiscal year end changed from March 31 to May 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Beginning on December 31, 1991 (commencement of operations) through
    March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S.
    Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9) Portfolio turnover rate excludes merger activity.
(10) Class C shares began operations on April 1, 1999.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
November 30, 2000 (Unaudited)
------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Intermediate Government Fund on November 30, 2000. It has two main categories: U.S. government and agencies securities, and short-term investments. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                                                             PAR VALUE
                                                         INTEREST          MATURITY           (000s            MARKET
ISSUER, DESCRIPTION                                        RATE              DATE             OMITTED)          VALUE
-------------------                                    ------------      ------------      ------------     ------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (42.31%)
United States Treasury,
Bond                                                       11.875%          11-15-03           $11,000       $12,859,660
Bond                                                       12.000           08-15-13            17,300        24,065,857
Bond                                                        9.250           02-15-16             1,000         1,356,090
Bond                                                        6.250           05-15-30             9,000         9,845,190
Note                                                        5.000           04-30-01            18,750        18,659,250
Note                                                        5.750           11-15-05             5,000         5,075,000
                                                                                                           -------------
                                                                                                              71,861,047
                                                                                                           -------------

Government - U.S. Agencies (52.29%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf                                         6.500           04-01-13 to         20,291        20,035,818
                                                                            05-01-13
15 Yr Pass Thru Ctf                                         6.000           07-01-13 to         15,218        14,822,961
                                                                            11-01-13
15 Yr Pass Thru Ctf                                         7.000           07-01-14             5,805         5,814,923
30 Yr Adjustable Rate Mortgage                              8.009#          03-01-14 to             37            36,106
                                                                            06-01-14
30 Yr Adjustable Rate Mortgage                              8.250#          03-01-22                85            85,866
30 Yr Adjustable Rate Mortgage                              8.970#          03-01-27                39            38,962
Note                                                        6.000           05-15-08            11,000        10,743,920
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                                         8.500           06-01-06 to          2,068         2,119,997
                                                                            07-01-07
30 Yr Adjustable Rate Mortgage                              7.875#          05-01-17                48            47,780
30 Yr Adjustable Rate Mortgage                              8.250#          10-01-18                54            53,807
Financing Corp.,
Bond                                                       10.350           08-03-18             3,000         4,202,340
Government National Mortgage Assn.,
30 Yr Adjustable Rate Mortgage                              7.662#          10-20-23               563           566,477
30 Yr Pass Thru Ctf                                         6.500           10-15-28             1,742         1,699,926
30 Yr Pass Thru Ctf                                         7.000           11-15-27 to         20,426        20,309,442
                                                                            04-15-28
30 Yr Pass Thru Ctf                                        12.000           02-15-14                22            24,652
Private Export Funding Corp.,
Sec Note                                                    6.900           01-31-03             2,500         2,536,325
Sec Note, Ser G                                             6.670           09-15-09             4,500         4,573,125
Small Business Administration,
Deb Ser 90-10D                                              8.700           12-01-00             1,097         1,097,255
                                                                                                           -------------
                                                                                                              88,809,682
                                                                                                           -------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $162,824,887)                                                                            (94.60%)      160,670,729
                                                                                         -------------     -------------

                                                                            INTEREST
                                                                              RATE
                                                                          ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.62%)
Investment in a joint repurchase
agreement transaction with Barclay's
Inc.,  - Dated 11-30-00, due 12-01-00
(Secured by U.S. Treasury Bonds,
5.250% thru 6.375%, due 08-15-23 thru
02-15-29, and U.S. Treasury Notes,
4.750% thru 7.875%, due 02-15-03 thru
05-15-06) - Note A                                                            6.490%             7,843         7,843,000
                                                                                                            ------------
Corporate Savings Account (0.00%)
Investor's Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                                           718
                                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                                                    (4.62%)        7,843,718
                                                                                             ---------      ------------
TOTAL INVESTMENTS                                                                              (99.22%)      168,514,447
                                                                                             ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                               (0.78%)        1,323,153
                                                                                             ---------      ------------
TOTAL NET ASSETS                                                                              (100.00%)     $169,837,600
                                                                                             =========      ============

# Represents rate in effect on November 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Intermediate Government Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Intermediate Government Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At November 30, 2000, the Fund loaned securities having a market value of $52,000,000 collateralized by securities in the amount of $53,040,000.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code, and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the fund has $18,331,510 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows:
May 31, 2001 -- $9,365,539, May 31, 2002 -- $427,159, May 31, 2003 --
$1,950,205, May 31, 2004 -- $1,741,681, May 31, 2005 -- $528,883 and May
31, 2008 -- $4,318,043. Availability of a certain amount of loss carryforwards which were acquired on September 22, 1995 and December 5, 1997 in mergers may be limited in a given year.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis to 0.40% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the period ended November 30, 2000, JH Funds received net up-front sales charges of $71,168 with regard to sales of Class A shares. Of this amount, $10,889 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $13,318 was paid as sales commissions to unrelated broker-dealers and $46,961 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2000, JH Funds received net up-front sales charges of $10,164 with regard to sales of Class C shares. Of this amount, $9,722 was paid as sales commissions to unrelated broker-dealers and $442 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within four years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended
November 30, 2000, CDSCs received by JH Funds amounted to $51,949 for Class B shares and none for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2000, aggregated $29,370,882 and $54,075,434, respectively. Purchases and sales proceeds of obligations of the U.S. government during the period ended November 30, 2000 amounted to $88,082,943 and $70,658,578, respectively. The cost of investments owned at November 30, 2000 (including short-term investments) for federal income tax purposes was $170,723,512. Gross unrealized appreciation and depreciation of investments aggregated $1,325,399 and $3,535,182, respectively, resulting in net unrealized depreciation of $2,209,783.

NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.



NOTES

John Hancock Funds -- Intermediate Government Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Intermediate Government Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

550SA 11/00
       1/01






The latest report from your
Fund's management team


SEMIANNUAL REPORT

Government Income Fund

NOVEMBER 30, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end November in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -36.06% year to date through November.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 17.16% year to date through November.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY BARRY H. EVANS, CFA, AND DAWN BAILLIE, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock Government Income Fund. Caption below reads "Portfolio managers (l-r): Barry Evans and Dawn Baillie."]

John Hancock Government Income Fund

Bonds outperform stocks as economy continues to slow

[A 2" x 3" photo bottom right side of John Hancock Government Income Fund. Caption below reads "Portfolio managers Barry Evans and Dawn Baillie."]

Government bonds were the place to be during the second half of 2000. Higher quality, more liquid investments moved into favor as the economy began showing signs of growing at a slower pace. The trickle of evidence that began last spring mounted throughout the summer and fall. By November, manufacturing activity was weakening and new home construction was beginning to slow. Even more important, gross domestic product (GDP) for the third quarter -- a number which measures the total output of goods and services in the U.S. economy -- came in at roughly half what it had been the previous quarter. With the economy slowing, the Federal Reserve was able to hold short-term borrowing costs -- the interest rate banks charge each other for overnight loans -- at 6.50%. This benefited bond invest-ors, who no longer had to worry that rising inflation would eat into the value of their fixed interest payments. In anticipation of the Fed easing or lowering interest rates, bond yields fell and bond prices rose.

By contrast, stock and corporate bond investors faced multiplying concerns as the slowing economy led more companies to report weaker-than-expected revenues and earnings. Amid a tougher economic environment, more corporations began defaulting on the interest payments due to bond holders. As the stock and corporate bond markets tumbled and uncertainty around the presidential election mounted, many investors fled to safe havens like government bonds. Increased demand helped push bond prices higher. In addition, the government continued buying back longer-term U.S. Treasuries, reducing supply and boosting prices.

"Government
bonds were
the place to
be during
the second
half of
2000."

[Pie chart at top left hand column with heading "Portfolio
Diversification." The chart is divided into four sections (from top to left): Short-Term & Other 3%, Foreign Governments 11%, U.S. Government 16% and U.S. Agencies 70%. A note below the chart reads "As a percentage of net assets on November 30, 2000."]

Spread products are winners

The bond market made up for lost time during the second half of 2000. High-quality spread products -- bonds with a yield advantage over Treasuries, such as mortgage and non-mortgage bonds issued by U.S. government agencies like Federal National Home Loan Corporation and Federal National Mortgage Association -- benefited as large institutional buyers of corporate bonds began looking for less risky investments. The agency sector generated an 8.17% return for the six months ended November 30, 2000, according to the Lehman Brothers Agency Index. By comparison, the Lehman Brothers Mortgage-Backed Fixed Securities Index returned 7.75%, slightly ahead of the 7.50% return on the Lehman Brothers Treasury Index. Short-term bonds with maturities of five or fewer years did especially well because they offered investors added liquidity -- an important consideration during times of uncertainty. Each of these bond sectors far outpaced the -6.93% return of the Standard & Poor's 500 Index.

Fund performance

Fortunately, John Hancock Government Income Fund had the bulk of its total net assets in high-quality spread products throughout the period. Within the Treasury sector, we also had a solid stake in bonds with maturities of five years. These allocations helped the Fund's Class A, Class B and Class C shares return 7.72%, 7.33% and 7.32%, respectively, at net asset value, for the six months ended November 30, 2000. By comparison, the average general U.S. government fund returned 7.45% during the same time, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"Our largest
stake contin-
ued to be
mortgage
bonds, which
provided a
good
source of
income..."

Mortgages stay on top

With the Fund well positioned at the start of the period, we made few changes. Our largest stake continued to be mortgage bonds, which provided a good source of income for the Fund as well as price appreciation. Our focus was on mortgage bonds that carry the least interest-rate risk -- those with current coupons or stated interest rates around 6.5% or 7%. These mortgages are the least likely to be paid off if interest rates fall. In the agency sector, we continued to own the largest and most liquid issues available. Following the run-up, we took some profits and reinvested the proceeds in Treasuries with maturities of one year or less. Our small stake in high-quality foreign government bonds remained unchanged, but did well. We kept the Fund's duration slightly longer than that of its peers. Duration measures how sensitive a bond is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. The Fund benefited from a slightly longer duration as bond yields fell in anticipation of the Fed lowering short-term interest rates.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended November 30, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.72% total return for John Hancock Government Income Fund Class A. The second bar represents the 7.33% total return for John Hancock Government Income Fund Class B. The third bar represents the 7.32% total return for John Hancock Government Income Fund Class C. The fourth bar represents the 7.45% total return for Average general U.S. government fund. A note below the chart reads "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]

Outlook is positive

We expect the economy to continue slowing. What we don't know is whether the Fed has engineered a soft landing or a hard one. This answer depends in large part on fourth-quarter economic reports, which come out in the first quarter of the new year. In particular, retail sales figures will be a key indicator, since they are usually the strongest during the holiday season. Fourth-quarter GDP will also be an important number, both in terms of this year's trend and comparisons to last year's fourth quarter. Finally, consumer confidence is critical. We'll be monitoring these and other fourth-quarter figures closely since they will influence the Fed's decision to ease borrowing costs -- a move that would definitely benefit the bond market. Before the Fed lowers interest rates, however, it must first move into a neutral position from its current tightening bias. The timing of such a move could depend on the stock market. Continued weakness there would most likely encourage the Fed to speed up the easing process. We expect the Fed to move cautiously, knowing that lowering interest rates too soon or too quickly could stimulate consumer spending and re-ignite inflation concerns. Our strategy will be to take a wait-and-see approach until the Fed declares itself neutral, at which point we would probably lengthen duration to prepare for a decline in interest rates. We might also add to our stake in Treasuries with maturities of five or fewer years, which should continue to do well in the coming year.

"Our strategy
will be to
take a wait-
and-see
approach
until the Fed
declares
itself
neutral..."

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended November 30, 2000
                                                                          SINCE
                                            SIX    ONE         FIVE   INCEPTION
                                         MONTHS   YEAR        YEARS   (9/30/94)
                                          -----  -----       ------  ----------
Cumulative Total Returns                  2.93%  4.22%       26.29%      47.27%
Average Annual Total Returns(1)              --  4.22%        4.78%       6.48%

CLASS B
For the period ended November 30, 2000
                                            SIX    ONE         FIVE         TEN
                                         MONTHS   YEAR        YEARS       YEARS
                                          -----  -----        -----       -----
Cumulative Total Returns                  2.33%  3.29%       25.58%      86.03%
Average Annual Total Returns(1)              --  3.29%        4.66%       6.40%

CLASS C
For the period ended November 30, 2000
                                                                          SINCE
                                            SIX    ONE                INCEPTION
                                         MONTHS   YEAR                 (4/1/99)
                                          -----  -----               ----------
Cumulative Total Returns                  5.22%  6.19%                    6.24%
Average Annual Total Returns(1)              --  6.19%                    3.70%

YIELDS
As of November 30, 2000
                                                                     SEC 30-DAY
                                                                          YIELD
                                                                     ----------
John Hancock Government Income Fund: Class A                              5.43%
John Hancock Government Income Fund: Class B                              5.00%
John Hancock Government Income Fund: Class C                              4.90%

Note to Performance

(1) Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the Fund's daily net assets. Without the limitation of expenses, the average annual total return for the one-year, five-year and since inception periods for Class A shares would have been 4.09%, 4.73% and 6.43%, respectively. The average annual total return for the one-year, five-year and ten-year periods for Class B shares would have been 3.16%, 4.61% and 6.38%, respectively. The average annual total return for the six-month, one-year and since inception periods for class C shares would have been 6.06% and 3.57%, respectively. Without the reduction of expenses, the yield for Class A, Class B and Class C shares would have been 5.30%, 4.87% and 4.77%, respectively.





WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Government Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $15,948 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on September 30, 1994, before sales charge, and is equal to $15,419 as of November, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $14,725 as of November 30, 2000.

Line chart with the heading John Hancock Government Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $21,337 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on November 30, 1990, before sales charge, and is equal to $18,711 as of November 30, 2000.

Line chart with the heading John Hancock Government Income Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $11,012 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on April 1, 1999, before sales charge, and is equal to $10,728 as of November 30, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $10,621 as of November 30, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Government Income Fund


Statement of Assets and Liabilities
November 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value - Note C:
U.S. government and agencies securities
(cost - $526,731,911)                             $527,735,993
Foreign government bonds (cost -
$65,094,024)                                        65,473,430
Multi-family mortgage-backed bonds
(cost - $4,051,511)                                  3,929,330
Joint repurchase agreement (cost -
$8,307,000)                                          8,307,000
Corporate savings account                                  598
                                             -----------------
                                                   605,446,351
Receivable for shares sold                             346,561
Receivable for investments sold                        131,648
Interest receivable                                  5,771,071
Other assets                                           262,877
                                             -----------------
Total Assets                                       611,958,508
--------------------------------------------------------------
Liabilities:
Due to custodian                                         4,088
Payable for shares repurchased                         237,980
Dividends payable                                      117,412
Payable for futures variation margin                   102,116
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                501,534
Accounts payable and accrued expenses                  287,300
                                             -----------------
Total Liabilities                                    1,250,430
--------------------------------------------------------------
Net Assets:
Capital paid-in                                    766,477,287
Accumulated net realized loss on
investments                                       (156,802,775)
Net unrealized appreciation of
investments and financial futures
contracts                                            1,137,914
Distribution in excess of net
investment income                                     (104,348)
                                             -----------------
Net Assets                                        $610,708,078
==============================================================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
- unlimited number of shares
authorized with no par value)
Class A - $511,418,085/57,076,704                        $8.96
==============================================================
Class B - $98,530,369/10,996,460                         $8.96
==============================================================
Class C - $759,624/84,778                                $8.96
==============================================================
Maximum Offering Price Per Share
Class A* - ($8.96/95.5%)                                 $9.38
==============================================================
Class C - ($8.96/99%)                                    $9.05
==============================================================
* On single retail sales of less than $100,000. On sales of
  $100,000 or more and on group sales the offering price is
  reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations
Six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $436)                         $22,423,990
                                             -----------------
Expenses:
Investment management fee - Note B                   1,927,607
Distribution and service fee - Note B
Class A                                                635,362
Class B                                                516,930
Class C                                                  4,067
Transfer agent fee - Note B                            699,804
Custodian fee                                           78,144
Accounting and legal services fee -
Note B                                                  59,203
Registration and filing fees                            30,565
Trustees' fees                                          23,222
Auditing fee                                            21,623
Printing                                                17,646
Miscellaneous                                           10,721
Legal fees                                               3,959
                                             -----------------
Total Expenses                                       4,028,853
--------------------------------------------------------------
Less Expense Reduction - Note B                       (394,383)
--------------------------------------------------------------
Net Expenses                                         3,634,470
--------------------------------------------------------------
Net Investment Income                               18,789,520
--------------------------------------------------------------
Realized and Unrealized Gain
(Loss) on Investments
and Financial Futures Contracts:
Net realized loss on investments sold              (10,245,429)
Net realized loss on financial futures
contracts                                             (953,623)
Change in net unrealized appreciation
(depreciation) of investments                       37,793,316
Change in net unrealized appreciation
(depreciation) of financial futures
contracts                                              (24,163)
                                             -----------------
Net Realized and Unrealized Gain on
Investments and Financial Futures
Contracts                                           26,570,101
--------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                    $45,359,621
==============================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                               YEAR ENDED     NOVEMBER 30, 2000
                                             MAY 31, 2000           (UNAUDITED)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                         $42,804,279           $18,789,520
Net realized loss on investments
sold                                          (15,602,514)          (11,199,052)
Change in net unrealized
appreciation (depreciation) of
investments                                   (20,478,730)           37,769,153
                                        -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                       6,723,035            45,359,621
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.5527 and $0.2744
per share, respectively)                      (34,151,452)          (15,896,432)
Class B - ($0.4887 and $0.2417
per share, respectively)                       (8,618,052)           (2,871,416)
Class C** - ($0.4867 and $0.2411
per share, respectively)                          (34,775)              (21,672)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (42,804,279)          (18,789,520)
                                        -----------------     -----------------
From Fund Share Transactions -
Net: *                                       (128,059,900)          (33,838,643)
                                        -----------------     -----------------
Net Assets:

Beginning of period                           782,117,764           617,976,620
                                        -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $104,348 and
$104,348, respectively)                      $617,976,620          $610,708,078
                                        =================     =================


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:

                                                                                               SIX MONTHS ENDED
                                                      YEAR ENDED                              NOVEMBER 30, 2000
                                                     MAY 31, 2000                                (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     9,423,996           $82,549,698             4,729,067           $41,564,689
Shares reinvested                               2,584,365            22,530,705             1,177,466            10,365,275
                                        -----------------     -----------------     -----------------     -----------------
                                               12,008,361           105,080,403             5,906,533            51,929,964
Less shares repurchased                       (18,017,087)         (157,479,548)           (7,655,167)          (67,151,345)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (6,008,726)         ($52,399,145)           (1,748,634)         ($15,221,381)
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     3,923,014           $34,405,070             1,186,751           $10,451,669
Shares reinvested                                 523,006             4,563,276               168,815             1,487,691
                                        -----------------     -----------------     -----------------     -----------------
                                                4,446,020            38,968,346             1,355,566            11,939,360
Less shares repurchased                       (13,166,748)         (115,050,325)           (3,518,054)          (30,895,095)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (8,720,728)         ($76,081,979)           (2,162,488)         ($18,955,735)
                                        =================     =================     =================     =================
CLASS C**
Shares sold                                     3,336,028           $28,852,151             1,959,536           $17,040,663
Shares reinvested                                   1,197                10,383                 1,388                12,242
                                        -----------------     -----------------     -----------------     -----------------
                                                3,337,225            28,862,534             1,960,924            17,052,905
Less shares repurchased                        (3,291,125)          (28,441,310)           (1,923,256)          (16,714,432)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       46,100              $421,224                37,668              $338,473
                                        =================     =================     =================     =================

** Class C shares began operations on April 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                 YEAR ENDED OCTOBER 31,                               YEAR ENDED MAY 31,          SIX MONTHS ENDED
                             ---------------------------   PERIOD ENDED     -----------------------------------  NOVEMBER 30, 2000
                                1995(1)          1996     MAY 31, 1997(2)      1998          1999        2000          (UNAUDITED)
                             ----------       ----------  ---------------   ----------    ----------   --------    ---------------
CLASS A
Per Share
Operating Performance
Net Asset Value,
Beginning of Period               $8.75        $9.32            $9.07        $8.93         $9.25       $9.02            $8.58
                               --------     --------         --------     --------      --------    --------         --------
Net Investment Income              0.72         0.65(3)          0.37(3)      0.62(3)       0.57(3)     0.55(3)          0.27(3)
Net Realized and Unrealized
Gain (Loss) on Investments,
Options and Financial
Futures Contracts                  0.57        (0.25)           (0.14)        0.32         (0.23)      (0.44)            0.38
                               --------     --------         --------     --------      --------    --------         --------
Total from Investment
Operations                         1.29         0.40             0.23         0.94          0.34        0.11             0.65
                               --------     --------         --------     --------      --------    --------         --------
Less Distributions:
Dividends from Net
Investment Income                 (0.72)       (0.65)           (0.37)       (0.62)        (0.57)      (0.55)           (0.27)
                               --------     --------         --------     --------      --------    --------         --------
Net Asset Value,
End of Period                     $9.32        $9.07            $8.93        $9.25         $9.02       $8.58            $8.96
                               ========     ========         ========     ========      ========    ========         ========
Total Investment
Return(4,5)                      15.32%        4.49%            2.57%(5)    10.82%         3.64%(6)    1.38%(6)         7.72%(5,6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                 $470,569     $396,323         $359,758     $339,572      $584,766    $504,678         $511,418
Ratio of Expenses to Average
Net Assets                        1.23%        1.17%            1.13%(7)     1.10%         1.05%       1.05%            1.06%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)             --           --               --           --         1.10%       1.18%            1.19%(7)
Ratio of Net Investment
Income to Average Net
Assets                            7.38%        7.10%            7.06%(7)     6.79%         6.08%       6.31%            6.25%(7)
Portfolio Turnover Rate            102%(10)     106%             129%         106%          161%(9)     106%              25%

See notes to financial statements.



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                YEAR ENDED OCTOBER 31,                                 YEAR ENDED MAY 31,         SIX MONTHS ENDED
                             ---------------------------   PERIOD ENDED     -----------------------------------  NOVEMBER 30, 2000
                                1995(1)          1996     MAY 31, 1997(2)      1998          1999        2000          (UNAUDITED)
                             ----------       ----------  ---------------   ----------    ----------   --------    --------------
CLASS B
Per Share
Operating Performance
Net Asset Value,
Beginning of Period               $8.75       $9.32            $9.08        $8.93         $9.25       $9.02            $8.58
                               --------    --------         --------     --------      --------    --------         --------
Net Investment Income              0.65        0.58(3)          0.33(3)      0.55(3)       0.50(3)     0.49(3)          0.24(3)
Net Realized and Unrealized
Gain (Loss) on Investments,
Options and Financial
Futures Contracts                  0.57       (0.24)           (0.15)        0.32         (0.23)      (0.44)            0.38
                               --------    --------         --------     --------      --------    --------         --------
Total from Investment
Operations                         1.22        0.34             0.18         0.87          0.27        0.05             0.62
                               --------    --------         --------     --------      --------    --------         --------
Less Distributions:
Dividends from Net
Investment Income                 (0.65)      (0.58)           (0.33)       (0.55)        (0.50)      (0.49)           (0.24)
                               --------    --------         --------     --------      --------    --------         --------
Net Asset Value,
End of Period                     $9.32       $9.08            $8.93        $9.25         $9.02       $8.58            $8.96
                               ========    ========         ========     ========      ========    ========         ========
Total Investment
Return(4,5)                      14.49%       3.84%            2.02%(5)    10.01%         2.92%(6)    0.64%(6)         7.33%(5,6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                 $226,954    $178,124         $153,390     $117,830      $197,342    $112,894          $98,530
Ratio of Expenses to Average
Net Assets                        1.91%       1.90%            1.86%(7)     1.85%         1.74%       1.78%            1.80%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)             --          --               --           --         1.79%       1.91%            1.93%(7)
Ratio of Net Investment
Income to Average Net
Assets                            7.26%       6.37%            6.32%(7)     6.05%         5.39%       5.58%            5.51%(7)
Portfolio Turnover Rate            102%(10)    106%             129%         106%          161%(9)     106%              25%

See notes to financial statements.



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                                                      SIX MONTHS ENDED
                                                         PERIOD ENDED              YEAR ENDED        NOVEMBER 30, 2000
                                                     MAY 31, 1999(10)            MAY 31, 2000              (UNAUDITED)
                                                     ----------------           -------------        -----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                                       $9.15                   $9.02                    $8.58
                                                        -------------           -------------            -------------
Net Investment Income(3)                                         0.07                    0.49                     0.24
Net Realized and Unrealized
Loss on Investments,
Options and Financial
Futures Contracts                                               (0.13)                  (0.44)                    0.38
                                                        -------------           -------------            -------------
Total from Investment
Operations                                                      (0.06)                   0.05                     0.62
                                                        -------------           -------------            -------------
Less Distributions:
Dividends from Net
Investment Income                                               (0.07)                  (0.49)                   (0.24)
                                                        -------------           -------------            -------------
Net Asset Value, End of
Period                                                          $9.02                   $8.58                    $8.96
                                                        =============           =============            =============
Total Investment Return(4,6)                                   (0.65%)(5)               0.61%                    7.32%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                                     $9                    $404                     $760
Ratio of Expenses to Average
Net Assets                                                      1.80%(7)                1.80%                    1.81%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                                        1.85%(7)                1.93%                    1.94%(7)
Ratio of Net Investment
Income to Average Net
Assets                                                          5.33%(7)                5.56%                    5.33%(7)
Portfolio Turnover Rate                                          161%(9)                 106%                      25%

 (1) On December 22, 1994, John Hancock Advisers, Inc. became the investment advisor of the Fund.
 (2) Effective May 31, 1997, the fiscal year end changed from October 31 to May 31.
 (3) Based on the average of the shares outstanding at the end of each month.
 (4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (5) Not annualized.
 (6) Total return would have been lower had certain expenses not been reduced during the periods shown.
 (7) Annualized.
 (8) Does not take into consideration expense reductions during the periods shown.
 (9) Portfolio turnover excludes merger activity.
(10) Class C shares began operations on April 1, 1999.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
November 30, 2000 (Unaudited)
---------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Government Income Fund on November 30, 2000. It's divided into four main categories: U.S. government and agencies securities, foreign government bonds, multi-family morgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash"
portion, are listed last.

                                                                                    PAR VALUE
                                                    INTEREST        MATURITY          (000s             MARKET
ISSUER, DESCRIPTION                                   RATE            DATE            OMITTED)           VALUE
-------------------                                 --------        --------        ----------        ----------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (16.35%)
United States Treasury,
Bond                                                  12.000%       08-15-13            $6,000        $8,346,540
Bond                                                  11.875        11-15-03             7,000         8,183,420
Bond*                                                  9.250        02-15-16            28,000        37,970,520
Bond                                                   6.250        05-15-30            20,500        22,425,155
Note                                                   5.000        04-30-01            23,000        22,888,680
                                                                                                   -------------
                                                                                                      99,814,315
                                                                                                   -------------

Government - U.S. Agencies (70.07%)
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                                   10.500        02-01-03                34            33,976
30 Yr Pass Thru Ctf                                    9.500        08-01-16             4,421         4,639,079
CMO REMIC 1094-K                                       7.000        06-15-21               943           942,184
CMO REMIC 1603-K                                       6.500        10-15-23             5,000         4,785,900
CMO REMIC 1608-L                                       6.500        09-15-23            12,000        11,587,440
CMO REMIC 1617-PM                                      6.500        11-15-23            10,000         9,684,300
CMO REMIC 1634-PN                                      4.500        12-15-23            10,575         8,489,716
CMO REMIC 1667-PE                                      6.000        03-15-08            11,750        11,665,517
CMO REMIC 1727-I                                       6.500        05-15-24             5,000         4,817,150
Deb                                                    6.700        03-03-08             1,000           973,590
Federal Judiciary Office Building,
Bond                                                    Zero        02-15-01               250           246,680
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf                                    9.000        02-01-10             1,745         1,777,778
15 Yr Pass Thru Ctf                                    6.500        05-01-13            11,303        11,157,825
15 Yr Pass Thru Ctf                                    6.000        09-01-13 to         44,086        42,942,784
                                                                    12-01-13
15 Yr Pass Thru Ctf                                    7.500        09-01-14             4,486         4,542,067
30 Yr Pass Thru Ctf                                    8.500        09-01-24 to          3,811         3,920,198
                                                                    10-01-24
CMO REMIC 1990-51-H                                    7.500        05-25-20                75            76,178
CMO REMIC 1990-58-J                                    7.000        05-25-20             2,330         2,323,456
CMO REMIC 1990-94-D                                    6.500        08-25-20               523           514,891
CMO REMIC 1991-56-M                                    6.750        06-25-21             1,715         1,700,100
CMO REMIC 1993-225-TK                                  6.500        12-25-23             5,032         4,852,710
CMO REMIC 1994-60-PJ                                   7.000        04-25-24             6,100         6,067,548
CMO REMIC 1994-75-K                                    7.000        04-25-24             3,100         3,086,422
CMO REMIC 1996-28-PK                                   6.500        07-25-25             7,589         7,212,188
CMO REMIC G-8-E                                        9.000        04-25-21             2,063         2,159,902
Note                                                   6.625        01-15-02             3,000         3,015,930
Note                                                   6.000        05-15-08             3,000         2,930,160
Financing Corp.,
Bond                                                  10.700        10-06-17             2,000         2,850,940
Bond                                                   9.400        02-08-18             4,000         5,186,880
Bond                                                  10.350        08-03-18            12,500        17,509,750
Bond                                                   9.650        11-02-18             1,600         2,128,000

Government National Mortgage Assn.,
30 Yr Adj Rate Mortgage                               7.375#        03-20-23             5,224         5,247,782
30 Yr Adj Rate Mortgage                               7.125#        10-20-22 to          6,622         6,667,182
                                                                    10-20-23
30 Yr Pass Thru Ctf                                    6.000        11-15-28 to         81,031        77,283,051
                                                                    03-15-29
30 Yr Pass Thru Ctf                                    6.500        02-15-27 to         69,959        68,299,496
                                                                    10-15-28
30 Yr Pass Thru Ctf                                    7.000        01-15-28 to         43,198        42,951,777
                                                                    05-15-29
30 Yr Pass Thru Ctf                                    7.500        06-15-23 to         14,650        14,849,395
                                                                    02-15-26
30 Yr Pass Thru Ctf                                    8.000        09-15-23 to          5,968         6,115,075
                                                                    01-15-25
30 Yr Pass Thru Ctf                                   11.000        01-15-14 to          2,886         3,177,553
                                                                    12-15-15
Private Export Funding Corp.,
Sec Note, Ser G                                        6.670        09-15-09             6,000         6,097,500
Small Business Administration,
Pass Thru Ctf Ser 97-B                                 7.100        02-01-17             4,072         4,087,600
Pass Thru Ctf Ser 97-D                                 7.500        04-01-17             4,107         4,187,299
Pass Thru Ctf Ser 97-E                                 7.300        05-01-17             5,077         5,136,729
                                                                                                   -------------
                                                                                                     427,921,678
                                                                                                   -------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $526,731,911)                                                                    (86.42%)      527,735,993
                                                                                                   -------------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (10.72%)
Argentina, Republic of,
Global Bond                                           12.125        02-25-19             3,750         3,243,750
Hydro-Quebec,
Gtd Bond Ser HY                                        8.400        01-15-22             9,000         9,987,030
Gtd Deb Ser FU                                        11.750        02-01-12            10,000        13,612,500
Gtd Deb Ser IF                                         8.000        02-01-13            10,750        11,663,750
International Bank for Reconstruction and Development,
Deb                                                    8.625        10-15-16            15,000        17,793,750
Landesbank Baden-Wuerttemberg,
Sub Note                                               7.625        02-01-23             5,000         5,006,650
United Mexican States,
Note                                                   9.875        02-01-10             4,000         4,166,000
                                                                                                   -------------
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $65,094,024)                                                                     (10.72%)       65,473,430
                                                                                                   -------------
MULTI-FAMILY MORTGAGE-BACKED BONDS (0.64%)
DLJ Mortgage Acceptance Corp.,
CMO REMIC 1993-M10-A2                                  7.200        07-15-03             3,910         3,929,330
                                                                                                   -------------
TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
(Cost $4,051,511)                                                                       (0.64%)        3,929,330
                                                                                                   -------------

                                                                    INTEREST
                                                                      RATE
                                                                  ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.36%)
Investment in a joint repurchase
agreement transaction with Barclay's
Inc., - Dated 11-30-00, due 12-01-00
(Secured by U.S. Treasury Bonds,
5.250% thru 6.375%, due 08-15-23 thru
02-15-29, and U.S. Treasury Notes,
4.750% thru 7.875%, due 02-15-03 thru
05-15-06) - Note A                                                       6.490%          8,307         8,307,000
                                                                                                    ------------
Corporate Savings Account (0.00%)
Investor's Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                                   598
                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS                                                            (1.36%)        8,307,598
                                                                                     ---------      ------------
TOTAL INVESTMENTS                                                                      (99.14%)      605,446,351
                                                                                     ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                       (0.86%)        5,261,727
                                                                                     ---------      ------------
TOTAL NET ASSETS                                                                      (100.00%)     $610,708,078
                                                                                     =========      ============

* A portion of this security is held in collateral for open futures contracts -- Note A.

# Represents rate in effect on November 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Government Income Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Government Income Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds.The Fund had no borrowing activity under the line of credit during the period ended November 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At November 30, 2000, the Fund loaned securities having a market value of $83,000,000 collateralized by securities in the amount of $84,600,000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had the following open financial futures contracts at November
30, 2000:

                                                                 UNREALIZED
                                                               APPRECIATION
EXPIRATION           OPEN CONTRACTS            POSITION       (DEPRECIATION)
----------           --------------            --------       --------------
MAR 01            148 U.S.TREASURY BOND          LONG              $159,562
MAR 01            319 U.S.TREASURY NOTE          SHORT             (282,955)
                                                                -----------
TOTAL                                                             ($123,393)
                                                                ===========

At November 30, 2000, the Fund deposited $102,116 in a segregated account to cover margin requirements on open financial futures contracts.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $137,022,891 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2002 -- $80,627,702, May 31, 2003
-- $34,312,457, May 31, 2004 -- $5,561,263, May 31, 2005 -- $4,339,751 and
May 31, 2008 -- 12,181,718. Availability of a certain amount of these loss carryforwards which were acquired on September 15, 1995, and December 4, 1998 in mergers, may be limited in a given year.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has agreed to limit the management fee to 0.50% of the Fund's average daily net assets, at least until September 30, 2001. Accordingly, the reduction in the management fee amounted to $394,383 for the period ended November 30, 2000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the period ended November 30, 2000, JH Funds received net up-front sales charges of $115,962 with regard to sales of Class A shares. Of this amount, $13,775 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $48,739 was paid as sales commissions to unrelated broker-dealers and $53,448 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2000, JH Funds received net up-front sales charges of $9,192 with regard to sales of Class C shares. Of this amount, $8,673 was paid as sales commissions to unrelated broker-dealers and $519 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended November 30, 2000, CDSCs received by JH Funds amounted to $148,731 for Class B shares and $6 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and short-term securities, during the period ended November 30, 2000, aggregated $46,825,615 and $74,117,198, respectively. The cost of investments owned at November 30, 2000 (including short-term investments) for federal income tax purposes was $604,184,446. Gross unrealized appreciation and depreciation of investments aggregated $11,457,847 and $10,196,540, respectively, resulting in net unrealized appreciation of $1,261,307.

NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassfication between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.


NOTES

John Hancock Funds -- Government Income Fund



NOTES

John Hancock Funds -- Government Income Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.

MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

560SA 11/00
       1/01






The latest report from your
Fund's management team


SEMIANNUAL REPORT

High Yield Bond Fund

NOVEMBER 30, 2000


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end November in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -36.06% year to date through November.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 17.16% year to date through November.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND JANET L. CLAY, CFA, AND FREDERICK L. CAVANAUGH, JR., PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock High Yield Bond Fund. Caption below reads "Fund management team members (l-r):
Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock High Yield Bond Fund

Slowing economy, liquidity woes hurt high-yield bonds

It was a difficult six months for high-yield bonds. Although interest rates stabilized after a string of rate hikes ended in May, the impact of those hikes finally began to take hold in the shape of a slowing economy. This, in turn, caused a growing number of companies to miss their earnings targets, sending shock waves through the financial markets. Telecommunications companies, whose prices had risen to stratospheric levels, were particularly hard hit. As these companies -- many of them start-ups that issue high-yield bonds -- fell short in their business plans and faced diminished prospects for getting their next round of funding in the equity market, their prices tumbled. Since this sector makes up the largest component of the high-yield market, its downfall was a significant drag on the group. Not surprisingly, the number of defaults among high-yield companies, defined as those rated below investment grade, rose in the period. Another factor hurting high-yield bonds was a growing lack of liquidity, or ease of trading, that was caused by the mergers of several investment banking firms.

High-yield bonds carry a greater degree of risk than other parts of the bond market and often track the stock market, since their fortunes are so closely tied to their underlying corporate credits. In this period, their struggles stood in marked contrast to the results of U.S. government bonds, which benefited from stabilizing interest rates and the prospects that a slowing economy might prompt the Federal Reserve to even start cutting rates. As stock market weakness continued, and presidential election uncertainties abounded, investors also sought out the safety and stability of government bonds. By the end of November, high-yield bond yields, which move in the opposite direction of prices, were averaging 14.29%, as measured by the Merrill Lynch High Yield Master II Index, compared with the 5.46% yield of the 10-year Treasury bond.

"...the number
of defaults
among high-
yield compa-
nies...rose in
the period."

Fund performance

For the six months ended November 30, 2000, John Hancock High Yield Bond Fund posted total returns of -7.21%, -7.55% and -7.57%, respectively, at net asset value. That compared with the -7.16% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Other 2%, Convertible Bonds 5%, Short-Term Investments 5%, Preferred Stock 5%, Common Stock 9%, Corporate Bonds-Foreign 18% and Corporate Bonds 56%. A note below the chart reads "As a percentage of net assets on November 30, 2000."]

"...we
increased our
weighting in
oil and gas
and related
service
companies."


Telecommunications cut

Although telecommunications is the Fund's largest sector concentration, we continue to maintain an underweighting compared with our peers, since so many high-yield telecom companies have yet to deliver results. As the period began, we became increasingly convinced that the telecom market was reaching a point of too much capacity and not enough demand -- for everything from equipment to services. As a result, we pared our telecom stake from 20% at the end of May to 15% by the end of November. We sold Internet Web-hosting companies PSI Net and Exodus Communications and sold the common stock of Viatel, a competitive local exchange carrier
(CLEC) in Europe. Although we sold these and other names before their prices fell even more, we still had some disappointments. KMC Telecom Holdings was a prime example of the problems facing many telecom start-ups. A CLEC serving the southeast, it provides telephone, cable and Internet access to companies in direct competition with the baby Bells. While it has a good set of assets, it also has a large amount of debt, needs money to grow and is being pinched in its ability to access capital to continue executing its business plan.

Credit-specific issues hurt

Our biggest disappointments came from several company-specific problems, such as Asia Pulp & Paper (APP), which sparked market concerns and lost credibility when it announced that it needed to extend its debt maturities. Granite Broadcasting also posted disappointing results after it was unable to capture as much Olympic and presidential advertising revenue as anticipated. Finally, cargo operator Fine Air Services filed for bankruptcy protection after not executing its business plan because of operational difficulties.

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Key Energy followed by an up arrow with the phrase "Rising natural gas prices." The second listing is Granite Broadcasting followed by a down arrow with the phrase "Drop in advertising revenue." The third listing is Fine Air followed by a down arrow with the phrase "Files for bankruptcy protection." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Energy, paper

With fuel prices spiking, we increased our weighting in oil and gas and related service companies. We are particularly interested in the natural gas market, since that is where we see the biggest potential for further exploration and development, as well as price gains, given the low supply and growing demand. We added to our stakes in oil-service company Grey Wolf, a dominant natural gas driller, and Gothic Production, a natural gas exploration and production company that was recently acquired by Chesapeake. Key Energy Services, the major player in the well-servicing business, has performed admirably. We sold our Key Energy stock, but still hold a significant stake in its bonds. We also added a stake in CHC Helicopter, a Canadian company that provides helicopter service to offshore rigs and coastal rescue operations.

We also saw value during the period in Georgia-Pacific, an integrated paper producer that just purchased Fort James to expand into the tissue business. So we bought some of its preferred stock yielding between 11% and 12%, and it has held up well. Stone Container served us well when it made good on 14 payments that had been in arrears on its preferred stock.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended
November 30, 2000." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -7.21% total return for John Hancock High Yield Bond Fund Class A. The second bar represents the -7.55% total return for John Hancock High Yield Bond Fund Class B. The third bar represents the -7.57% total return for John Hancock High Yield Bond Fund Class C. The fourth bar represents the -7.16% total return for Average high current yield fund. A note below the chart reads "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Outlook

We remain cautious about the near-term prospects for high-yield bonds. It's likely that we could see more failures in the telecommunications group as we enter 2001. We are also waiting for liquidity to return to the high-yield market, which should eventually happen. But we also see a silver lining. As investors recover from the "irrational exuberance" that gripped high-yield telecommunications bonds as well as stocks, we believe they will reassess the risks and rewards of investing in various asset classes. While this takes time, a return to a more rational mode of investing will inevitably serve us well, especially if the stock market remains dicey. With high-yield bond prices low and their yields at very high levels compared to Treasuries, investors are soon bound to recognize the value that exists in the high-yield sector.

"...investors
are soon
bound to
recognize the
value that
exists in the
high-yield
sector."


--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended November 30, 2000
                                                                        SINCE
                                             SIX       ONE    FIVE  INCEPTION
                                          MONTHS      YEAR   YEARS  (9/30/94)
                                           -----     -----   -----  ---------
Cumulative Total Returns                 (11.44%)  (12.44%) 18.11%     36.29%
Average Annual Total Returns                  --   (12.44%)  3.39%      4.26%

CLASS B
For the period ended November 30, 2000
                                             SIX       ONE    FIVE        TEN
                                          MONTHS      YEAR   YEARS      YEARS
                                           -----     -----   -----      -----
Cumulative Total Returns                 (11.92%)  (13.03%) 17.86%    134.62%
Average Annual Total Returns                  --   (13.03%)  3.34%      8.90%

CLASS C
For the period ended November 30, 2000
                                                                        SINCE
                                             SIX       ONE          INCEPTION
                                          MONTHS      YEAR           (5/1/98)
                                           -----     -----          ---------
Cumulative Total Returns                  (9.37%)  (10.64%)           (20.01%)
Average Annual Total Returns                  --   (10.64%)            (8.28%)

YIELDS
As of November 30, 2000
                                                                    SEC 30-DAY
                                                                       YIELD
                                                                    ----------
John Hancock High Yield Bond Fund: Class A                              14.24%
John Hancock High Yield Bond Fund: Class B                              14.22%
John Hancock High Yield Bond Fund: Class C                              13.97%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock High Yield Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $15,115 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $14,261 as of November 30, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $13,622 as of November 30, 2000.

Line chart with the heading John Hancock High Yield Bond Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $28,431 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on November 30, 1990, before sales charge, and is equal to $23,457 as of November 30, 2000.

Line chart with the heading John Hancock High Yield Bond Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $9,284 as of November 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund on May 1, 1998, before sales charge, and is equal to $8,083 as of November 30, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Bond Fund, after sales charge, and is equal to $8,002 as of November 30, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- High Yield Bond Fund


Statement of Assets and Liabilities
November 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $881,594,081)                       $585,724,253
Common and preferred stocks and
warrants (cost - $210,311,819)                     121,675,317
Joint repurchase agreement (cost -
$38,296,000)                                        38,296,000
Corporate savings account                                  864
                                             -----------------
                                                   745,696,434
Receivable for investments sold                     17,160,261
Receivable for shares sold                           1,172,267
Interest receivable                                 31,280,028
Dividends receivable                                     8,371
Receivable for forward foreign currency
exchange contracts purchased - Note A                  179,027
Other assets                                           127,080
                                             -----------------
Total Assets                                       795,623,468
--------------------------------------------------------------
Liabilities:
Due to Custodian                                       881,015
Payable for shares repurchased                       1,245,130
Payable for forward foreign currency
exchange contracts sold - Note A                         1,607
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                655,837
Accounts payable and accrued expenses                  280,940
                                             -----------------
Total Liabilities                                    3,064,529
--------------------------------------------------------------
Net Assets:
Capital paid-in                                  1,225,405,698
Accumulated net realized loss on
investments and foreign currency
transactions                                       (64,254,127)
Net unrealized depreciation of
investments and foreign currency
transactions                                      (384,448,861)
Undistributed net investment income                 15,856,229
                                             -----------------
Net Assets                                        $792,558,939
==============================================================
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding
- unlimited number of shares
authorized with no par value)
Class A - $201,350,780/39,260,423                        $5.13
==============================================================
Class B - $565,494,782/110,263,116                       $5.13
==============================================================
Class C - $25,713,377/5,013,728                          $5.13
==============================================================
Maximum Offering Price Per Share
Class A - ($5.13/95.5%)                                  $5.37
==============================================================
Class C* - ($5.13/99.0%)                                 $5.18
==============================================================
* On single retail sales of less than $100,000. On sales of
  $100,000 or more and on group sales the offering price is
  reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations
Six months ended November 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $5,450)                       $54,326,965
Dividends (net of foreign withholding
taxes of $47,833)                                    7,256,916
                                             -----------------
                                                    61,583,881
                                             -----------------
Expenses:
Investment management fee - Note B                   2,396,249
Distribution and service fee - Note B
Class A                                                295,702
Class B                                              3,157,990
Class C                                                152,236
Transfer agent fee - Note B                            702,562
Custodian fee                                          129,127
Accounting and legal services fee -
Note B                                                  89,764
Registration and filing fees                            49,600
Miscellaneous                                           36,892
Trustees' fees                                          35,579
Legal fees                                              29,525
Printing                                                25,354
Auditing fee                                            24,338
                                             -----------------
Total Expenses                                       7,124,918
--------------------------------------------------------------
Net Investment Income                               54,458,963
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized loss on investments sold              (22,603,834)
Net realized gain on foreign currency
transactions                                         4,895,268
Change in net unrealized appreciation
(depreciation) of investments                     (101,349,381)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                        (1,014,873)
                                             -----------------
Net Realized and Unrealized Loss on
Investments and Foreign Currency
Transactions                                      (120,072,820)
--------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations                                   ($65,613,857)
==============================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                               YEAR ENDED     NOVEMBER 30, 2000
                                             MAY 31, 2000           (UNAUDITED)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                        $117,639,868           $54,458,963
Net realized gain (loss) on
investments sold and foreign
currency transactions                           3,526,577           (17,708,566)
Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                                 (123,184,877)         (102,364,254)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               (2,018,432)          (65,613,857)
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.7124 and $0.3379
per share, respectively)                      (30,247,084)          (13,932,934)
Class B - ($0.6644 and $0.3169
per share, respectively)                      (82,960,771)          (36,632,344)
Class C - ($0.6644 and $0.3159
per share, respectively)                       (3,342,364)           (1,670,751)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                 (116,550,219)          (52,236,029)
                                        -----------------     -----------------
From Fund Share Transactions -
Net: *                                        (74,599,261)          (45,890,233)
                                        -----------------     -----------------
Net Assets:
Beginning of period                         1,149,466,970           956,299,058
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $13,633,295 and
$15,856,229, respectively)                   $956,299,058          $792,558,939
                                        =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                              SIX MONTHS ENDED
                                                       YEAR ENDED                             NOVEMBER 30, 2000
                                                      MAY 31, 2000                               (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                    20,237,845          $126,590,470             8,133,113           $47,086,586
Shares issued to shareholders in
reinvestment of distributions                   2,270,338            14,364,926             1,142,326             6,422,304
                                        -----------------     -----------------     -----------------     -----------------
                                               22,508,183           140,955,396             9,275,439            53,508,890
Less shares repurchased                       (25,443,080)         (160,599,281)          (10,492,172)          (59,973,442)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (2,934,897)         ($19,643,885)           (1,216,733)          ($6,464,552)
                                        =================     =================     =================     =================

CLASS B
Shares sold                                    30,252,064          $191,538,306             9,593,172           $55,438,456
Shares issued to shareholders in
reinvestment of distributions                   4,353,639            28,726,482             1,971,265            11,042,906
                                        -----------------     -----------------     -----------------     -----------------
                                               34,605,703           220,264,788            11,564,437            66,481,362
Less shares repurchased                       (44,007,108)         (277,081,096)          (19,065,810)         (108,216,903)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (9,401,405)         ($56,816,308)           (7,501,373)         ($41,735,541)
                                        =================     =================     =================     =================

CLASS C
Shares sold                                     4,122,602           $25,949,635             3,193,105           $18,447,348
Shares issued to shareholders in
reinvestment of distributions                     221,504             1,482,317               116,325               652,535
                                        -----------------     -----------------     -----------------     -----------------
                                                4,344,106            27,431,952             3,309,430            19,099,883
Less shares repurchased                        (4,083,289)          (25,571,020)           (2,954,359)          (16,790,023)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      260,817            $1,860,932               355,071            $2,309,860
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED OCTOBER 31,                                 YEAR ENDED MAY 31,        SIX MONTHS ENDED
                             ---------------------------   PERIOD ENDED     -----------------------------------  NOVEMBER 30, 2000
                                1995(1)          1996      MAY 31, 1997(2)      1998          1999        2000         (UNAUDITED)
                             ----------       ----------  ---------------   ----------    ----------   --------    --------------
CLASS A
Per Share
Operating Performance
Net Asset Value,
Beginning of Period               $7.33            $7.20            $7.55        $7.87         $8.26      $6.57           $5.87
                               --------         --------         --------     --------      --------   --------        --------
Net Investment Income              0.72             0.76(3)          0.45         0.78(3)       0.75(3)    0.72(3)         0.35(3)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                      (0.12)            0.35             0.32         0.51         (1.59)     (0.70)          (0.75)
                               --------         --------         --------     --------      --------   --------        --------
Total from Investment
Operations                         0.60             1.11             0.77         1.29         (0.84)      0.02           (0.40)
                               --------         --------         --------     --------      --------   --------        --------
Less Distributions:
Dividends from Net
Investment Income                 (0.73)           (0.76)           (0.45)       (0.78)        (0.75)     (0.72)          (0.34)
Distributions from
Net Realized Gain
on Investments Sold                  --               --               --        (0.12)        (0.10)        --              --
                               --------         --------         --------     --------      --------   --------        --------
Total Distributions               (0.73)           (0.76)           (0.45)       (0.90)        (0.85)     (0.72)          (0.34)
                               --------         --------         --------     --------      --------   --------        --------
Net Asset Value,
End of Period                     $7.20            $7.55            $7.87        $8.26         $6.57      $5.87           $5.13
                               ========         ========         ========     ========      ========   ========        ========
Total Investment
Return(4)                         8.83%           16.06%           10.54%(5)    17.03%        (9.85%)     0.15%          (7.21%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                  $26,452          $52,792          $97,925     $273,277      $285,184   $237,619        $201,351
Ratio of Expenses to Average
Net Assets                        1.16%            1.10%            1.05%(6)     0.97%         0.98%      0.99%           1.01%(6)
Ratio of Net Investment
Income to Average Net
Assets                           10.23%           10.31%           10.19%(6)     9.33%        10.94%     11.36%          12.23%(6)
Portfolio Turnover Rate             98%             113%              78%         100%           56%        49%             25%



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED OCTOBER 31,                                 YEAR ENDED MAY 31,        SIX MONTHS ENDED
                             ---------------------------   PERIOD ENDED     -----------------------------------  NOVEMBER 30, 2000
                                1995(1)          1996      MAY 31, 1997(2)     1998          1999        2000          (UNAUDITED)
                             ----------       ----------  ---------------   ----------    ----------   --------    ---------------
CLASS B
Per Share
Operating Performance
Net Asset Value,
Beginning of Period               $7.33            $7.20            $7.55        $7.87         $8.26      $6.57           $5.87
                               --------         --------         --------     --------      --------   --------        --------
Net Investment Income              0.67             0.70(3)          0.42         0.71(3)       0.70(3)    0.67(3)         0.33(3)
Net Realized and Unrealized
Gain (Loss) on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                      (0.13)            0.35             0.32         0.51         (1.59)     (0.70)          (0.75)
                               --------         --------         --------     --------      --------   --------        --------
Total from Investment
Operations                         0.54             1.05             0.74         1.22         (0.89)     (0.03)          (0.42)
                               --------         --------         --------     --------      --------   --------        --------
Less Distributions:
Dividends from Net
Investment Income                 (0.67)          (0.70)            (0.42)       (0.71)        (0.70)     (0.67)          (0.32)
Distributions from Net
Realized Gain on
Investments Sold                     --               --               --        (0.12)        (0.10)        --              --
                               --------         --------         --------     --------      --------   --------        --------
Total Distributions               (0.67)           (0.70)           (0.42)       (0.83)        (0.80)     (0.67)          (0.32)
                               --------         --------         --------     --------      --------   --------        --------
Net Asset Value,
End of Period                     $7.20            $7.55            $7.87        $8.26         $6.57      $5.87           $5.13
                               ========         ========         ========     ========      ========   ========        ========
Total Investment
Return(4)                         7.97%          15.24%            10.06%(5)    16.16%       (10.54%)    (0.61%)         (7.55%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                 $180,586        $242,944          $379,024     $798,170      $835,392   $691,331        $565,495
Ratio of Expenses to Average
Net Assets                        1.89%           1.82%             1.80%(6)     1.72%         1.73%      1.74%           1.71%(6)
Ratio of Net Investment
Income to Average Net
Assets                            9.42%           9.49%             9.45%(6)     8.62%        10.20%     10.61%          11.53%(6)
Portfolio Turnover Rate             98%            113%               78%         100%           56%        49%             25%


Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------
                                                PERIOD ENDED             YEAR ENDED MAY 31,         SIX MONTHS ENDED
                                                   MAY 31,       -------------------------------   NOVEMBER 30, 2000
                                                   1998(7)           1999              2000              (UNAUDITED)
                                               -------------     -------------     -------------   -----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                              $8.45             $8.26             $6.57               $5.87
                                               -------------     -------------     -------------       -------------
Net Investment Income(3)                                0.06              0.70              0.67                0.34
Net Realized and Unrealized
Loss on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                                           (0.19)            (1.59)            (0.70)              (0.76)
                                               -------------     -------------     -------------       -------------
Total from Investment
Operations                                             (0.13)            (0.89)            (0.03)              (0.42)
                                               -------------     -------------     -------------       -------------
Less Distributions:
Dividends from Net
Investment Income                                      (0.06)            (0.70)            (0.67)              (0.32)
Distributions from
Net Realized Gain
on Investments Sold                                       --             (0.10)               --                  --
                                               -------------     -------------     -------------       -------------
Total Distributions                                    (0.06)            (0.80)            (0.67)              (0.32)
                                               -------------     -------------     -------------       -------------
Net Asset Value, End of
Period                                                 $8.26             $6.57             $5.87               $5.13
                                               =============     =============     =============       =============
Total Investment Return(4)                            (1.59%)(5)       (10.54%)           (0.61%)             (7.57%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                        $3,195           $28,891           $27,348             $25,713
Ratio of Expenses to Average
Net Assets                                             1.72%(6)          1.73%             1.74%               1.76%(6)
Ratio of Net Investment
Income to Average Net
Assets                                                 6.70%(6)         10.20%            10.61%              11.48%(6)
Portfolio Turnover Rate                                 100%               56%               49%                 25%

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment advisor of the Fund.
(2) Effective May 31, 1997, the fiscal year end changed from October 31 to May 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) Annualized.
(7) Class C shares began operations on May 1, 1998.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
November 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on November 30, 2000. It's divided into three main categories: bonds, common and preferred stocks and warrants and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                      PAR VALUE
                                                     INTEREST         CREDIT            (000s             MARKET
ISSUER, DESCRIPTION                                    RATE           RATING*          OMITTED)           VALUE
-------------------                                ------------     ------------     ------------      ------------
BONDS
Aerospace (0.08%)
Compass Aerospace Corp.,
Gtd Sr Sub Note Ser D 04-15-05                           10.125%        CCC-               $4,475          $626,500
                                                                                                      -------------

Agricultural Operations (0.14%)
Iowa Select Farms L.P./ISF Finance, Inc.,
Sr Sub Note 12-01-05 (B) (R)                             10.750         D                   4,990         1,097,800
                                                                                                      -------------

Automobile/Trucks (1.75%)
AM General Corp.,
Sr Note Ser B 05-01-02                                   12.875         B                   6,335         5,701,500
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                         12.500         B                   9,725         8,169,000
                                                                                                      -------------
                                                                                                         13,870,500
                                                                                                      -------------

Banks - United States (0.49%)
CSBI Capital Trust I,
Gtd Sub Cap Inc Ser A 06-06-27                           11.750         B-                  3,890         3,890,000
                                                                                                      -------------

Building (1.03%)
Amatek Industries Property Ltd.,
Sr Sub Note (Australia) 02-15-08 (Y)                     12.000         B                   4,975         3,532,250
Presley Companies (The),
Gtd Sr Note 07-01-01                                     12.500         CCC                 4,994         4,644,420
                                                                                                      -------------
                                                                                                          8,176,670
                                                                                                      -------------

Business Services - Misc. (0.60%)
AP Holdings, Inc.,
Sr Disc Note, Step Coupon (11.25%, 03-15-03)
03-15-08 (A)                                               Zero         CCC+                1,800           126,000
COMFORCE Operating, Inc.,
Sr Note Ser B 12-01-07                                   12.000         B-                  3,000         1,500,000
MSX International, Inc.,
Gtd Sr Sub Note 01-15-08                                 11.375         B                   3,500         3,150,000
                                                                                                      -------------
                                                                                                          4,776,000
                                                                                                      -------------

Chemicals (2.20%)
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09                                     10.125         B+                  2,900         2,711,500
Huntsman ICI Holdings LLC,
Sr Disc Note 12-31-09                                      Zero         B+                 13,635         4,090,500
OPP Petroquimica S.A.,
Bond (Brazil) 10-29-04 (R) (Y)                           11.000         B+                  2,000         1,975,000
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                           10.625         B+                 12,000         8,640,000
                                                                                                      -------------
                                                                                                         17,417,000
                                                                                                      -------------

Computers (0.06%)
Interact Operating Co.,
Sr Note 08-01-03                                         14.000         CCC+                3,435           446,511
                                                                                                      -------------

Consumer Products -- Misc. (0.39%)
Diamond Brands Operating Corp.,
Sr Sub Note 04-15-08                                     10.125         CCC                 5,000         2,000,000
Indesco International, Inc.,
Sr Sub Note 04-15-08                                      9.750         D                   4,900         1,078,000
                                                                                                      -------------
                                                                                                          3,078,000
                                                                                                      -------------

Containers (3.97%)
Gaylord Container Corp.,
Sr Note Ser B 06-15-07                                    9.375         B-                  2,985         1,940,250
Sr Sub Note Ser B 02-15-08                                9.875         CCC+               13,400         5,628,000
Kappa Beheer B.V.,
Sr Sub Bond (Netherlands) 07-15-09 (Y)                   10.625         B                   3,175         3,175,000
Sr Sub Bond, Step Coupon (12.50%, 07-15-04)
(Netherlands) 07-15-09 (A) (E)                             Zero         B                   4,400         2,493,777
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                 10.875         CCC+                8,980         8,194,250
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental Int Cert)
04-01-02                                                 12.250         B-                  6,098         6,113,245
Vicap S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07 (Y)                        11.375         B+                  5,000         3,950,000
                                                                                                      -------------
                                                                                                         31,494,522
                                                                                                      -------------

Cosmetics & Personal Care (0.04%)
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08 (B)                                 11.000         D                   3,175           285,750
                                                                                                      -------------

Diversified Operations (0.81%)
Diamond Holdings Plc,
Bond (United Kingdom) 02-01-08 #                         10.000         B-                  4,950         6,456,446
                                                                                                      -------------

Energy (1.87%)
AEI Resources, Inc.,
Sr Sub Note 12-15-06                                     11.500         CC                  5,000           100,000
AEI Resources, Inc./AEI Resources Holdings, Inc.,
Gtd Note 12-15-05 (R)                                    10.500         CCC-                5,055           707,700
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                9.625         B                  14,400        14,004,000
                                                                                                      -------------
                                                                                                         14,811,700
                                                                                                      -------------

Finance (0.28%)
Nationwide Credit, Inc.,
Sr Note Ser A 01-15-08                                   10.250         B-                  4,000         1,360,000
Norse CBO, Ltd.,
Jr Sub Note 08-13-10 (r)                                   Zero         B-                    750           825,000
                                                                                                      -------------
                                                                                                          2,185,000
                                                                                                      -------------

Food (1.91%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                     11.875         B                   8,425         5,644,750
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (Y)                         11.750         B+                 13,875         8,741,250
RAB Holdings, Inc.,
Sr Note 05-01-08 (R)                                     13.000         CCC                 1,380           717,600
                                                                                                      -------------
                                                                                                         15,103,600
                                                                                                      -------------

Government - U.S. (1.37%)
United States Treasury,
Bond 11-15-01                                            15.750         AAA                10,000        10,873,400
                                                                                                      -------------

Insurance (0.31%)
SIG Capital Trust I,
Gtd Trust Preferred Security 08-15-27                     9.500         BB+                 5,000           625,000
Willis Corroon Corp.,
Gtd Sr Sub Note 02-01-09                                  9.000         B+                  2,050         1,793,750
                                                                                                      -------------
                                                                                                          2,418,750
                                                                                                      -------------

Leisure (3.71%)
Claridge Hotel & Casino Corp.,
1st Mtg Note 02-01-02 (B)                                11.750         Ca                  7,736         5,337,840
Fitzgeralds Gaming Corp.,
Gtd Sr Sec Note Ser B 12-15-04 (B)                       12.250         Caa1                9,450         5,008,500
Production Resource Group LLC,
Sr Sub Note 01-15-08                                     11.500         CCC-                4,475           939,750
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                                9.250         B                   8,600         8,514,000
Trump Atlantic City Associates,
1st Mtg Note 05-01-06                                    11.250         B-                  7,425         4,603,500
Trump Hotels & Casino Resorts Funding,
Inc./Holdings, L.P.,
Sr Note 06-15-05                                         15.500         CCC+                8,630         4,962,250
                                                                                                      -------------
                                                                                                         29,365,840
                                                                                                      -------------

Machinery (0.40%)
Glasstech, Inc.,
Sr Note Ser B 07-01-04                                   12.750         B3                  4,475         3,132,500
                                                                                                      -------------

Manufacturing (0.22%)
ICON Health & Fitness, Inc.,
Gtd Note 09-27-05                                        12.000         B                   2,935         1,760,880
                                                                                                      -------------

Media (5.22%)
AMFM Operating, Inc.,
Sr Sub Deb, Payment-In-Kind 10-31-06                     12.625         B1                  5,509         6,128,540
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon (12.625%,
03-01-03) 03-01-08 (A)                                     Zero         B-                  3,950         1,461,500
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07 (Y)                            12.875         B-                  2,000         1,790,000
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                   12.500         CCC+               11,095        11,649,750
Radio One, Inc.,
Sr Sub Note Ser B 05-15-04                               12.000         B-                  3,000         3,060,000
Regional Independent Media Group Plc,
Sr Disc Note, Step Coupon (12.875%, 07-01-03)
(United Kingdom) 07-01-08 (A) #                            Zero         B3                  3,730         4,200,521
Sr Note (United Kingdom) 07-01-08 (Y)                    10.500         B-                  1,170         1,208,025
Sirius Satellite Radio, Inc.,
Sr Disc Note, Step Coupon (15.00%, 12-01-02)
12-01-07 (A)                                               Zero         CCC+                2,990         1,584,700
United International Holdings, Inc.,
Sr Disc Note, Step Coupon (10.75%, 02-15-03)
02-15-08 (A)                                               Zero         B-                 11,925         5,008,500
XM Satellite Radio, Inc.,
Sr Sec Note 03-15-10                                     14.000         CCC+                9,350         5,329,500
                                                                                                      -------------
                                                                                                         41,421,036
                                                                                                      -------------

Medical (0.67%)
Total Renal Care Holdings, Inc.,
Conv Sub Note 05-15-09 (R)                                7.000         B-                  6,950         5,282,000
                                                                                                      -------------

Metal (4.89%)
ALatief Freeport Finance Co. B.V. (P.T.),
Sr Note 04-15-01                                          9.750         CCC+                7,950         7,314,000
Doe Run Resources Corp.,
Gtd Sr Note Ser B 03-15-03                               13.070***      B-                  4,975         2,487,500
Gtd Sr Note Ser B 03-15-05                               11.250         B-                  6,990         3,285,300
Echo Bay Mines Ltd.,
Jr Sub Deb (Canada) 04-01-27 (Y)                         11.000         D                   2,000         1,160,000
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-06                                          7.500         CCC+                9,925         5,955,000
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                    12.000         BB-                 6,475         6,183,625
Great Lakes Acquisition Corp.,
Sr Disc Deb, Step Coupon (13.125%, 05-15-03)
05-15-09 (A)                                               Zero         B-                  9,300         1,488,000
Haynes International, Inc.,
Sr Note 09-01-04                                         11.625         B-                 10,000         7,050,000
TVX Gold, Inc.,
Conv Sub Note (Canada) 03-28-02 (Y)                       5.000         B-                  5,150         3,862,500
                                                                                                      -------------
                                                                                                         38,785,925
                                                                                                      -------------

Oil & Gas (10.99%)
Comstock Resources, Inc.,
Gtd Sr Note 05-01-07                                     11.250         B                   2,475         2,574,000
Giant Industries, Inc.,
Sr Sub Note 11-15-03                                      9.750         B+                  3,075         2,982,750
Gothic Production Corp.,
Sr Sec Note Ser B 05-01-05                               11.125         CCC                10,470        11,045,850
HS Resources, Inc.,
Sr Sub Note Ser B 11-15-06                                9.250         B+                  4,000         3,940,000
Key Energy Services, Inc.,
Conv Sub Note 09-15-04 (R)                                5.000         B3                 26,300        21,993,375
Conv Sub Note 09-15-04                                    5.000         B3                 10,249         8,570,726
Sr Sub Note Ser B 01-15-09                               14.000         B-                 10,775        12,121,875
Mariner Energy, Inc.,
Sr Sub Note Ser B 08-01-06                               10.500         B-                  3,990         3,760,575
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway) 06-01-08 (Y)                    10.250         B-                  4,945         4,376,325
Pemex Finance Ltd.,
Note (Mexico) 05-15-07 (Y)                                8.020         BBB                10,000         9,100,000
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%, 02-15-03)
02-15-08 (A)                                               Zero         B                   8,200         6,642,000
                                                                                                      -------------
                                                                                                         87,107,476
                                                                                                      -------------

Paper & Paper Products (4.56%)
Advance Agro Capital B.V.,
Gtd Sr Note (Thailand) 11-15-07 (Y)                      13.000         CC                  7,084         4,817,120
Alabama River Newsprint Co.,
Note 04-30-25 (r)                                          Zero         BB                  4,412         3,618,102
APP China Group Ltd.,
Unit (Sr Disc Note & Warrant) (Indonesia)
03-15-10 (R) (Y)                                         14.000         CCC+                9,250         3,885,000
APP Finance (II) Mauritius Ltd.,
Bond (Indonesia) 12-29-49 (Y)                            12.000         Caa                 7,500         1,500,000
APP Finance (VII) Mauritius Ltd.,
Gtd Note (Indonesia) 04-30-03 (R) (Y)                     3.500         CCC+                  990           490,149
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                               12.625         BB-                11,040        11,139,360
Indah Kiat Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 07-01-07 (Y)                     10.000         CCC+                6,000         2,190,000
Indah Kiat International Finance Co.,
Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y)              12.500         CCC+                3,500         1,610,000
Sappi BVI Finance Ltd.,
Gtd Conv Bond (South Africa) 08-01-02 (R) (Y)             7.500         BB-                 2,060         1,771,600
Tjiwi Kimia Finance Mauritius Ltd.,
Gtd Sr Note (Indonesia) 08-01-04 (Y)                     10.000         BB                  1,500           690,000
Tjiwi Kimia International Finance Co. B.V.,
Gtd Note (Indonesia) 08-01-01 (Y)                        13.250         CCC+                5,250         4,410,000
                                                                                                      -------------
                                                                                                         36,121,331
                                                                                                      -------------

Pollution Control (0.39%)
ICF Kaiser International, Inc.,
Sr Sub Note 12-31-03 (B)                                 12.000         Caa2                7,750         3,100,000
                                                                                                      -------------

Printing - Commercial (0.25%)
American Color Graphics, Inc.,
Gtd Sr Sub Note 08-01-05                                 12.750         B-                  2,000         1,940,000
                                                                                                      -------------

Real Estate Operations (0.02%)
Signature Resorts, Inc.,
Conv Sub Note 01-15-07 (B)                                5.750         Caa1                6,965           174,125
                                                                                                      -------------

Retail (1.36%)
American Restaurant Group, Inc.,
Gtd Sr Sec Note 02-15-03                                 11.500         B                   5,750         5,225,312
Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note 03-15-08 (B)                             11.000         C                   4,875            24,375
SpinCycle, Inc.,
Sr Disc Note, Step Coupon (12.75%, 05-01-01)
05-01-05 (A)                                               Zero         CCC+                3,850         1,116,500
St. John Knits International, Inc.,
Sr Sub Note 07-01-09                                     12.500         B-                  4,950         4,405,500
                                                                                                      -------------
                                                                                                         10,771,687
                                                                                                      -------------

Steel (2.04%)
Gulf States Steel, Inc., of Alabama,
1st Mtg Bond 04-15-03 (B)                                13.500         Caa3               17,750            44,375
LTV Corp. (The),
Gtd Sr Sub Note 11-15-09                                 11.750         BB-                 9,700         3,513,219
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon (12.75%, 07-15-03)
07-15-08 (A)                                               Zero         CCC+               11,185         2,572,550
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                               11.000         B-                  4,270         3,330,600
NSM Steel, Inc./NSM Steel Ltd.,
Gtd Sr Sub Mtg Note Ser B 02-01-08 (B) (R)               12.250         D                  10,175           101,750
Oregon Steel CF&I,
Note 03-31-03 (r)                                         9.500         B                   3,848         2,844,018
Republic Technologies International
LLC / RTI Capital Corp.,
Sr Sec Note 07-15-09                                     13.750         CC                  8,300           664,000
Sheffield Steel Corp.,
1st Mtg Note Ser B 12-01-05                              11.500         B-                  5,625         3,093,750
                                                                                                      -------------
                                                                                                         16,164,262
                                                                                                      -------------

Telecommunications (10.62%)
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                   12.250         B-                  9,960         6,673,200
CTI Holdings S.A.,
Sr Note, Step Coupon (11.25%, 04-15-03)
(Argentina) 04-15-08 (A) (Y)                               Zero         B                   7,925         2,773,750
Dolphin Telecom Plc,
Sr Disc Note Ser B, Step Coupon (14.00%,
05-15-04) (United Kingdom) 05-15-09 (A) (Y)               1.000         CCC+                2,000           320,000
Sr Disc Note, Step Coupon (11.50%, 06-01-03)
(United Kingdom) 06-01-08 (A) (Y)                          Zero         Caa2                1,000           170,000
Esprit Telecom Group Plc,
Sr Note (Germany) 06-15-08 #                             11.000         BB-                 8,080            54,033
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (Y)                            14.250         B+                  2,465         2,415,700
GT Group Telecom, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon
(13.25%, 02-01-05) 02-01-10                               1.000         B-                  5,750         2,415,000
ITC DeltaCom, Inc.,
Sr Note 11-15-08                                          9.750         B+                  2,900         2,088,000
Jazztel Plc,
Sr Note (United Kingdom) 12-15-09 (E)                    13.250         CCC+                2,200         1,227,706
KMC Telecom Holdings, Inc.,
Sr Note 05-15-09                                         13.500         CCC+                9,900         2,970,000
McCaw International Ltd.,
Sr Disc Note, Step Coupon (13.00%, 04-15-02)
04-15-07 (A)                                               Zero         B-                 12,300         8,487,000
McLeodUSA, Inc.,
Sr Note 03-15-08                                          8.375         B+                  3,940         3,152,000
Metrocall, Inc.,
Sr Sub Note 09-15-08                                     11.000         CCC                 4,000         1,720,000
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                   10.000         B+                  6,025         4,579,000
Nextel Communications, Inc.,
Sr Note 11-15-09                                          9.375         B                   2,000         1,750,000
Nextel International, Inc.,
Sr Note 08-01-10 (R)                                     12.750         B-                  4,700         4,089,000
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%, 02-01-04)
02-01-09 (A)                                               Zero         CCC+                1,930         1,196,600
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                   11.500         B                   3,250         2,795,000
Sr Note Ser B, Step Coupon (12.375%, 10-01-03)
10-01-08 (A)                                               Zero         B                   4,400         2,244,000
ONO Finance Plc,
Sr Note (United Kingdom) 07-15-10 (E) (R)                14.000         CCC+                4,950         2,719,176
Sr Note (United Kingdom) 05-01-09 (E)                    13.000         CCC+                2,000         1,133,535
Paging Network do Brasil S.A.,
Sr Note (Brazil) 06-06-05 (Y)                            13.500         B3                  2,550           178,500
Primus Telecommunications Group, Inc.,
Sr Note 10-15-09                                         12.750         B-                  5,200         2,340,000
Sr Sec Note 08-01-04                                     11.750         B-                  6,750         2,295,000
PTC International Finance II S.A.,
Gtd Sr Sub Note (Luxembourg) 12-01-09 (E)                11.250         B+                  2,975         2,230,884
Startec Global Communications Corp.,
Sr Note 05-15-08                                         12.000         CCC                 3,000         2,040,000
Telewest Communications Plc,
Sr Disc Note, Step Coupon (9.875%, 04-15-04)
(United Kingdom) 04-15-09 (A) #                            Zero         B1                  5,875         3,601,169
United Pan-Europe Communications N.V.,
Sr Disc Note Ser B, Step Coupon (13.375%,
11-01-04) (Netherlands) 11-01-09 (A) (E)                   Zero         B2                  3,970         1,280,807
Sr Note (Netherlands) 11-01-07 (E)                       10.875         B                   3,950         2,066,522
Sr Note (Netherlands) 11-01-09 (E)                       11.250         B2                  3,475         1,818,016
Versatel Telecom International N.V.,
Sr Note (Netherlands) 05-15-08 (Y)                       13.250         B-                  5,375         3,359,375
Viatel, Inc.,
Sr Note (Germany) 04-15-08 #                             11.150         Caa1                4,830         1,033,591
Sr Sec Note 04-15-08                                     11.250         B-                 10,925         3,386,750
World Access, Inc.,
Sr Note Ser B 01-15-08                                   13.250         B-                  5,350         3,584,500
                                                                                                      -------------
                                                                                                         84,187,814
                                                                                                      -------------

Textile (1.34%)
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                     11.250         B-                  5,925         4,325,250
Steel Heddle Group, Inc.,
Sr Disc Deb, Step Coupon (13.75%, 06-01-03)
06-01-09 (A)                                               Zero         Caa2                4,700           235,000
Steel Heddle Manufacturing Co.,
Gtd Sr Sub Note Ser B 06-01-08                           10.625         Caa1                5,950         2,082,500
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                               11.000         B-                  4,700         3,995,000
                                                                                                      -------------
                                                                                                         10,637,750
                                                                                                      -------------

Transportation (7.65%)
Amtran, Inc.,
Sr Note 08-01-04                                         10.500         B+                  7,450         6,779,500
Cenargo International Plc,
1st Mtg Note (United Kingdom) 06-15-08 (Y)                9.750         B+                  3,980         3,064,600
CHC Helicopter Corp.,
Sr Sub Note (Canada) 07-15-07 (E)                        11.750         B2                  8,800         7,673,160
Fine Air Services, Inc.,
Sr Note 06-01-08 (B)                                      9.875         D                   8,290           414,503
MRS Logistica S.A.,
Bond Ser B (Brazil) 08-15-05 (R) (Y)                     10.625         B                   6,000         4,860,000
Navigator Gas Transport Plc,
2nd Mtg Note (United Kingdom) 06-30-07 (R) (Y)           12.000         CCC-                  180             1,800
Unit (2nd Mtg Note & Warrants) 06-30-07 (R)              12.000         Caa2                3,000            30,000
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                                 13.375         B-                  6,225         5,291,250
Northwest Airlines Corp.,
Gtd Note 03-15-07                                         8.700         BB                  7,900         7,505,474
Northwest Airlines, Inc.,
Gtd Note 04-07-04                                         8.520         BB                  3,815         3,729,735
Pacer International, Inc.,
Sr Sub Note 06-01-07                                     11.750         B-                  4,950         4,801,500
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note 12-31-07 (R)                                 10.500         Caa2                1,201           660,776
Ultralpetrol (Bahamas) Ltd.,
1st Mtg Pfd Ship Note 04-01-08                           10.500         BB-                 2,250         1,845,000
US Airways, Inc.,
Pass Thru Ctf Ser 1993-A3 03-01-13                       10.375         BB-                 4,950         4,405,500
Sr Note 02-01-01                                          9.625         CCC+                4,925         4,906,384
ValuJet, Inc.,
Sr Note 04-15-01                                         10.250         CCC+                3,770         3,732,300
World Airways, Inc.,
Conv Sr Sub Deb 08-26-04 (R)                              8.000         B-                  2,000           950,000
                                                                                                      -------------
                                                                                                         60,651,482
                                                                                                      -------------

Utilities (0.60%)
CMS Energy Corp.,
Sr Note 10-15-07                                          9.875         BB                  2,975         2,956,496
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                     9.625         BB+                 1,975         1,817,000
                                                                                                      -------------
                                                                                                          4,773,496
                                                                                                      -------------

Waste Disposal Service & Equip. (1.68%)
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09                               10.000         B+                 14,875        12,643,750
Waste Systems International, Inc.,
Gtd Sr Note 01-15-06                                     11.500         B                   1,985           694,750
                                                                                                      -------------
                                                                                                         13,338,500
                                                                                                      -------------
TOTAL BONDS
(Cost $881,594,081)                                                                       (73.90%)      585,724,253
                                                                                        ---------     -------------


                                                                                         NUMBER OF
                                                                                          SHARES
                                                                                        OR WARRANTS
                                                                                       -------------
COMMON AND PREFERRED STOCKS AND WARRANTS
Abitibi-Consolidated, Inc., Common Stock (Canada) (Y)                                      1,233,500     10,484,750
American Pacific Corp., Common Stock**                                                       200,500        964,906
AMR Corp., Common Stock**                                                                    300,000     10,031,250
Anthracite Capital, Inc., Common Stock (r)                                                    85,981        628,736
Anthracite Capital, Inc., Preferred Stock (r)                                                 67,000      1,105,500
Asia Pulp & Paper Co. Ltd., Warrant (R)**                                                      9,250             92
Chesapeake Energy Corp., Common Stock**                                                      385,144      2,262,721
Contour Energy Co., $2.625, Preferred Stock                                                  125,000        563,750
Cybernet Internet Services International, Inc., Warrant**                                      4,000         20,000
Decorative Home Accents, Inc., Common Stock**                                                  1,000              1
DIVA Systems Corp., Warrant (R)**                                                             11,850         23,700
Electronic Retailing Systems International, Inc., Warrant**                                    1,000             10
Farm Fresh Holdings Corp. (Class B), Common Stock**                                            1,000             10
Fitzgeralds Gaming Corp., Common Stock (B)                                                   156,752         78,376
Fitzgeralds Gaming Corp., Preferred Stock (B)                                                125,000        125,000
Freeport-McRoRan Copper & Gold, Inc., 7.00% Conv, Preferred Stock                            500,000      4,750,000
Gaylord Container Corp. (Class A), Common Stock**                                          1,103,500      1,517,312
Geneva Steel Co., 14.00%, Ser B, Preferred Stock (B)                                          10,000          1,000
Georgia-Pacific Corp., Unit (Common & Preferred Shares)                                      300,000      9,000,000
Glasstech, Inc., Warrant**                                                                     2,000          1,000
Gothic Energy Corp., Warrant**                                                                39,586              0
Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock                           9,729        875,610
Grey Wolf, Inc., Common Stock**                                                            3,500,650     13,565,019
GT Group Telecom, Inc., Warrant**                                                              5,750        402,500
Harvard Industries, Inc., Common Stock**                                                     230,210        201,434
Haynes Holdings, Inc., Common Stock**                                                         67,938         16,984
HF Holdings, Inc., Warrant**                                                                  28,092         14,046
Hills Stores Co., Warrant**                                                               10,482,000              0
Inter-Act Electronic Marketing, Inc., 14.00% Conv, Preferred Stock                             6,000          6,000
Inter-Act Electronic Marketing, Inc., Warrant **                                               6,000             60
Interact Systems, Inc., Warrant**                                                              6,000             60
International Wireless Communications Holdings, Inc., Common Stock                           795,269        437,398
KLM Royal Dutch Airlines N.V., Common Stock (Netherlands) (Y)                                107,625      2,024,695
McCaw International Ltd., Warrant**                                                           10,050         30,150
Motient Corp., Warrant (R)**                                                                   9,960        149,400
Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y)**                                    9,591,354          9,591
Nextel Communications, Inc., 13.00%, Payment-In-Kind, Ser D, Preferred Stock                  24,190     24,190,000
Northwest Airlines Corp., Common Stock**                                                     725,000     18,260,938
ONO Finance Plc, Warrant (United Kingdom) (R) (Y)**                                            7,150        429,000
Pacific & Atlantic Holdings, Inc., 7.50%, Preferred Stock                                     69,141        345,705
Paging do Brazil Holding Co. LLC (Class B), Common Stock (Brazil) (R) (Y)**                    2,550              0
Pathmark Stores, Inc., Common Stock**                                                         88,778      1,464,837
Pathmark Stores, Inc., Warrant**                                                              62,796        317,905
Republic Technologies International LLC, Warrant (R)**                                         8,300             83
Samuels Jewelers, Inc., Common Stock**                                                       300,000        637,500
Samuels Jewelers, Inc., Warrant**                                                              2,612             26
Sheffield Steel Corp., Common Stock**                                                            500          1,000
Smurfit-Stone Container Corp., 7.00%, Ser A, Preferred Stock                                 462,400      6,936,000
SpinCycle, Inc., Warrant (R)**                                                                 3,850             39
Star Gas Partners, L.P., Common Stock                                                        102,203      1,635,248
Startec Global Communications Corp., Warrant**                                                 3,000          1,950
Sterling Chemicals Holdings, Warrant**                                                         1,000             10
TimberWest Forest Corp., Unit (Common & Preferred Shares) (Canada) #                         751,400      4,962,396
Tosco Corp., Common Stock                                                                     46,233      1,326,309
Waste Systems International, Inc., Common Stock**                                            800,000        400,000
Waste Systems International, Inc., 8.00%, Ser E, Preferred Stock                               9,086        835,912
Waste Systems International, Inc., Warrant (R)**                                              29,775            298
Willcox & Gibbs, Inc., Common Stock**                                                        229,554        220,372
World Access, Inc., Common Stock**                                                            70,277        215,223
World Access, Inc., Preferred Stock                                                               97         16,505
XM Satellite Radio Holdings, Inc., Warrant (R)**                                               9,350        187,000
                                                                                       -------------  -------------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $210,311,819)                                                                          (15.35%)   121,675,317
                                                                                       -------------  -------------



                                                                               PAR VALUE
                                                               INTEREST            (000s
                                                                   RATE         OMITTED)
                                                              ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.83%)
Investment in a joint repurchase
agreement transaction with Barclay's,
Inc. -  Dated 11-30-00, due 12-01-00
(Secured by U.S. Treasury Bonds,
5.250% thru 6.375%, due 08-15-23 thru
02-15-29, and U.S. Treasury Notes,
4.750% thru 7.875%, due 02-15-03 thru
05-15-06) - Note A                                               6.490%          $38,296                 38,296,000
                                                                                                       ------------

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                                      864
                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (4.83%)                38,296,864
                                                                               ---------               ------------
TOTAL INVESTMENTS                                                                (94.09%)               745,696,434
                                                                               ---------               ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (5.91%)                46,862,505
                                                                               ---------               ------------
TOTAL NET ASSETS                                                                (100.00%)              $792,558,939
                                                                               =========               ============

See notes to financial statements.



NOTES TO THE SCHEDULE OF INVESTMENTS

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

*** Represents rate in effect on November 30, 2000.

  # Par value of foreign bonds and common stocks is expressed in local currency.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer filed for protection under Federal Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $67,880,179 or 8.56% of net assets as of November 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:


                                                                              MARKET
                                                                            VALUE AS A
                                                                            PERCENTAGE            MARKET
                                         ACQUISITION      ACQUISITION        OF FUND'S           VALUE AT
ISSUER, DESCRIPTION                          DATE            COST           NET ASSETS       NOVEMBER 30, 2000
-------------------                      -----------      -----------       ----------       -----------------
Alabama River Newsprint Co.                 04-14-98       $4,407,372            0.46%              $3,618,102
Anthracite Capital, Inc., Common Stock      05-15-00          580,372            0.08                  628,736
Anthracite Capital, Inc., Preferred Stock   05-15-00        1,139,000            0.14                1,105,500
Norse CBO, Ltd.                             08-04-98          750,000            0.10                  825,000
Oregon Steel CF&I                           05-14-98        3,728,435            0.36                2,844,018

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------------
The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at November 30, 2000, assigned to country categories.

                                         MARKET VALUE
                                       AS A PERCENTAGE
                                           OF FUND'S
COUNTRY DIVERSIFICATION                   NET ASSETS
-----------------------                ---------------
Argentina                                    1.45%
Australia                                    0.45
Brazil                                       1.98
Canada                                       3.55
Germany                                      0.14
Indonesia                                    1.86
Luxembourg                                   0.28
Mexico                                       3.81
Netherlands                                  2.05
Norway                                       0.55
South Africa                                 0.22
Thailand                                     0.61
United Kingdom                               2.94
United States                               74.20
                                          -------
TOTAL INVESTMENTS                           94.09%
                                          =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA                                          1.37%
BBB                                          1.15
BB                                           6.29
B                                           47.52
CCC                                         16.34
CC                                           0.70
C                                            0.01
D                                            0.52
                                          -------
TOTAL BONDS                                 73.90%
                                          =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - High Yield Bond Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock High Yield Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended November 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At November 30, 2000, the Fund loaned securities having a market value of $36,000,000 collateralized by securities in the amount of $36,720,000.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts at November 30, 2000:

                                                               UNREALIZED
                   PRINCIPAL AMOUNT          EXPIRATION       APPRECIATION
CURRENCY         COVERED BY CONTRACT           MONTH         (DEPRECIATION)
--------         -------------------         ----------      --------------
BUYS
Euro Currency             7,656,943              DEC 00            $138,446
Euro Currency               852,879              FEB 00              24,985
Euro Currency               908,028              MAR 00              15,596
                                                                -----------
                                                                   $179,027
                                                                ===========

SELLS
Euro Currency            17,037,550              DEC 00             $80,318
Euro Currency            15,743,857              JAN 00            (134,859)
Euro Currency             8,735,703              FEB 00            (273,938)
Euro Currency               899,540              MAR 00            ($24,084)
                                                                -----------
British Pound Sterling    4,330,169              JAN 01            $138,043
British Pound Sterling   11,237,774              FEB 01             212,913
                                                                -----------
                                                                    ($1,607)
                                                                ===========

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $35,838,657 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2007 - $21,790,325 and May 31, 2008 - $14,048,332.
Additionally, net capital losses of $9,556,843 are attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (June 1, 2000) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the period ended November 30, 2000, JH Funds received net up-front sales charges of $86,752 with regard to sales of Class A shares. Of this amount, $10,379 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $33,429 was paid as sales commissions to unrelated broker-dealers and $42,944 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended November 30, 2000, JH Funds received net up-front sales charges of $82,706 with regard to sales of Class C shares. Of this amount, $75,476 was paid as sales commissions to unrelated broker-dealers and $7,230 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended
November 30, 2000, CDSCs received by JH Funds amounted to $1,514,123 for Class B shares and $7,017 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2000, aggregated $153,612,207 and $224,871,542, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $63,653,906 and $52,378,320, respectively, during the period ended November 30, 2000.

The cost of investments owned at November 30, 2000 (including short-term investments) for federal income tax purposes was $1,131,426,960. Gross unrealized appreciation and depreciation of investments aggregated $11,041,854 and $396,773,244, respectively, resulting in net unrealized depreciation of $385,731,390.

NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a reclassfication between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.



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John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

PRSRT STD
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock High Yield Bond Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

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